TREND FUND                                                            PROSPECTUS
                                                                OCTOBER 31, 1995
A CLASS SHARES

B CLASS SHARES
--------------------------------------------------------------------------------
                   1818 MARKET STREET, PHILADELPHIA, PA 19103
     FOR PROSPECTUS AND PERFORMANCE: NATIONWIDE 800-523-4640, PHILADELPHIA
                                  215-988-1333

 INFORMATION ON EXISTING ACCOUNTS: (SHAREHOLDERS ONLY) NATIONWIDE 800-523-1918,
                           PHILADELPHIA 215-988-1241
  DEALER SERVICES: (BROKER/DEALERS ONLY) NATIONWIDE 800-362-7500, PHILADELPHIA
                                  215-988-1050

 This Prospectus describes the Trend Fund A Class of shares (the "Class A Shares") and the Trend Fund B Class of shares (the "Class B Shares") (individually, the "Class" and collectively, the "Classes") of Delaware Group Trend Fund, Inc. (the "Fund"), a professionally-managed mutual fund. The Fund's objective is to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.
 Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge, and Class B Shares may be purchased at a price equal to the next determined net asset value per share. The Class A Shares are subject to a maximum front-end sales charge of 5.75% and annual 12b-1 Plan expenses. The Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against the Class B Shares for no longer than approximately eight years after purchase. See Summary of Expenses, and Automatic Conversion of Class B Shares under Buying Shares. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See Buying Shares.
 The minimum initial investment with respect to the Class A Shares is $250 and with respect to the Class B Shares is $1,000. Subsequent investments must be at least $25 with respect to the Class A Shares and $100 with respect to the Class B Shares. Class B Shares are also subject to a maximum purchase limitation of $250,000. The Fund will therefore reject any order for purchase of more than $250,000 for Class B Shares. See Buying Shares.
 This Prospectus relates only to the Classes and sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of the Fund's registration statement, dated October 31, 1995, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers. The Fund's financial statements appear in its Annual Report, which will accompany any response to requests for Part B.
 The Fund also offers the Trend Fund Institutional Class. That class is available for purchase only by certain enumerated institutions, has no front-end or contingent deferred sales charge and is not subject to annual 12b-1 Plan expenses. A prospectus for the Trend Fund Institutional Class can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.


   TABLE OF CONTENTS
   COVER PAGE..........................................    1
   SYNOPSIS............................................    2
   SUMMARY OF EXPENSES.................................    3
   FINANCIAL HIGHLIGHTS................................    4
   INVESTMENT OBJECTIVE AND POLICIES
     INVESTMENT STRATEGY...............................    6
     SUITABILITY.......................................    7
   THE DELAWARE DIFFERENCE
     PLANS AND SERVICES................................    7
   RETIREMENT PLANNING.................................    9
   BUYING SHARES.......................................   11
   REDEMPTION AND EXCHANGE.............................   21
   DIVIDENDS AND DISTRIBUTIONS.........................   26
   TAXES...............................................   27
   CALCULATION OF OFFERING PRICE AND
     NET ASSET VALUE PER SHARE.........................   28
   MANAGEMENT OF THE FUND..............................   29


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

- 1

SYNOPSIS
CAPITALIZATION
  The Fund offers three classes of shares: the Class A Shares, the Class B Shares and the Trend Fund Institutional Class. The Fund has a present authorized capitalization of one hundred million shares of capital stock with a $.50 par value per share. Thirty-five million shares of that stock have been allocated to the Class A Shares, twenty-five million shares have been allocated to the Class B Shares and twenty-five million shares have been allocated to the Trend Fund Institutional Class. See Shares under Management of the Fund.

INVESTMENT MANAGER, DISTRIBUTOR AND SERVICE AGENT
  Delaware Management Company, Inc. (the "Manager") is the investment manager for the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Management of the Fund.

SALES CHARGE

  The price of the Class A Shares includes a maximum front-end sales charge of 5.75% of the offering price, which, based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year, is equivalent to 6.12% of the amount invested. This sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated. All Class A Shares are also subject to annual 12b-1 Plan expenses.

  The price of the Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses for no longer than approximately eight years after purchase. See Buying Shares and Automatic Conversion of Class B Shares thereunder; and Distribution (12b-1) and Service under Management of the Fund.
MINIMUM INVESTMENT

  The minimum initial investment for the Class A Shares is $250 and for the Class B Shares is $1,000 and subsequent investments must be at least $25 for the Class A Shares and $100 for the Class B Shares. Class B Shares are also subject to a maximum purchase limitation of $250,000. The minimum and maximum purchase amounts for Retirement Plans may vary. See Buying Shares.


INVESTMENT OBJECTIVE
  The objective of the Fund is to seek to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies. See Investment Objective and Policies.

OPEN-END INVESTMENT COMPANY
  The Fund, which was organized as a Maryland corporation in 1983, is an open-end management investment company and its portfolio of assets is diversified for purposes of the Investment Company Act of 1940 (the "1940 Act"). Previously, the Fund was a Delaware corporation organized in 1966. See Shares under Management of the Fund.

INVESTMENT MANAGEMENT FEES
  The Manager furnishes investment management services to the Fund, subject to the supervision and direction of the Board of Directors. Under the Investment Management Agreement, the annual compensation paid to the Manager is equal to
 3/4 of 1% of the average daily net assets, less a proportionate share of all directors' fees paid to the unaffiliated directors by the Fund. See Management of the Fund.

REDEMPTION AND EXCHANGE

  The Class A Shares of the Fund are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value which may be subject to a contingent deferred sales charge if such purchases triggered the payment of a dealer's commission. The Class B Shares are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request, less, in the case of redemptions, any applicable CDSC. Neither the Fund nor the Distributor assesses any additional charges for redemptions or exchanges of the Class B Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.


- 2

SUMMARY OF EXPENSES

 A general comparison of the sales arrangements and other expenses applicable to the Class A and Class B Shares follows:


                                                          CLASS A    CLASS B
            SHAREHOLDER TRANSACTION EXPENSES              SHARES     SHARES
-----------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price).....................  5.75%       None
Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price).....................   None       None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption proceeds, whichever is lower)................   None*     4.00%*
Redemption Fees..........................................   None**     None**


              ANNUAL OPERATING EXPENSES               CLASS A     CLASS B
    (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)     SHARES     SHARES***
----------------------------------------------------------------------------
Management Fees......................................  0.75%        0.75%
12b-1 Expenses (including service fees).............. 0.24%+/++   1.00%++
Other Operating Expenses.............................  0.37%        0.37%
                                                      -------       -----
   Total Operating Expenses.......................... 1.36%+        2.12%
                                                      =======    ===========

 The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in either of the Classes will bear directly or indirectly. *With respect to the Class A Shares, purchases of $1 million or more may be made at net asset value; however, if in connection with any such purchase, certain dealer commissions are paid to financial advisers through whom such purchases are effected, a contingent deferred sales charge of 1% will be imposed in the event of certain redemptions within 12 months of purchase ("Limited CDSC"). The Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange; and Deferred Sales Charge Alternative--Class B Shares under Buying Shares. **CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire. ***"Annual Operating Expenses" for Class B Shares are based on the actual expenses incurred by the Class during the period September 6, 1994, through June 30, 1995, and have been annualized. +The actual 12b-1 Plan expenses to be paid and, consequently, the Total Operating Expenses of the Class A Shares, may be somewhat more (but the 12b-1 Plan expenses may be no more than .30%) or somewhat less (but the 12b-1 Plan expenses may be no less than .10%) because of the formula adopted by the Board of Directors for use in calculating the 12b-1 Plan expenses beginning June 1, 1992. See Distribution (12b-1) and Service. ++Class A Shares and Class B Shares are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service. Also, see Trend Fund Institutional Class for expense information about that class.
 The following example illustrates the expenses that an investor would pay on $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees with respect to the Class A Shares and, if shares are redeemed within six years after purchase, the Fund charges a CDSC with respect to the Class B Shares.

                    1 YEAR      3 YEARS      5 YEARS      10 YEARS                         1 YEAR      3 YEARS      5 YEARS
                    -------     --------     --------     ---------                        -------     --------     --------
CLASS A SHARES       $71(1)       $98          $128         $212       CLASS B SHARES        $62         $96          $134

                 10 YEARS
                 ---------
CLASS B SHARES     $226(2)


 An investor would pay the following expenses on the same $1,000 investment, assuming no redemption at the end of the period:

                    1 YEAR      3 YEARS      5 YEARS      10 YEARS                         1 YEAR      3 YEARS      5 YEARS
                    -------     --------     --------     ---------                        -------     --------     --------
CLASS A SHARES        $71         $98          $128         $212       CLASS B SHARES        $22         $66          $114

                 10 YEARS
                 ---------
CLASS B SHARES     $226(2)


(1) Under certain circumstances, a Limited CDSC, which has not been reflected in this calculation, may be imposed in the event of certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.


(2) At the end of no more than approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of year eight. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. See Automatic Conversion of Class B Shares under Buying Shares for a description of the automatic conversion feature. Information for the ninth and tenth years reflects expenses of the Class A Shares. The conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes.


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

- 3

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Trend Fund, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in its Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge.
--------------------------------------------------------------------------------

                                                                          CLASS A SHARES
                                  -----------------------------------------------------------------------------------------------
                                                                            YEAR ENDED
                                6/30/95(1) 6/30/94(1) 6/30/93(1) 6/30/92(1) 6/30/91  6/30/90  6/30/89  6/30/88 6/30/87  6/30/86(2)
Net Asset Value, Beginning of
 Period.......................... $12.210   $13.980   $ 11.380   $ 8.920   $ 9.970   $10.870  $8.130   $9.120   $8.910   $ 6.430
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(3)..  (0.074)   (0.042)    (0.004)   (0.005)   (0.020)    0.146   0.018   (0.066)  (0.082)   (0.042)
Net Gains or Losses on Securities
 (both realized and
 unrealized).....................   2.864     0.212      3.754     2.625    (0.460)   1.224    3.042   (0.924)   0.292     2.650
                                  --------  --------  --------   --------  -------   -------  -------  -------  -------  --------
 Total From Investment
   Operations....................   2.790     0.170      3.750     2.620    (0.480)   1.370    3.060   (0.990)   0.210     2.608
                                  --------  --------  --------   --------  -------   -------  -------  -------  -------  --------
LESS DISTRIBUTIONS
Dividends (from net investment
 income).........................    none      none       none      none    (0.050)  (0.050)   none     none     none     (0.128)
Distributions (from capital
 gains)..........................  (0.790)   (1.940)    (1.150)   (0.160)   (0.520)  (2.220)  (0.320)    none     none      none
Returns of Capital...............    none      none       none      none      none     none     none     none     none      none
                                  --------  --------  --------   --------  -------   -------  -------  -------  -------  --------
 Total Distributions.............  (0.790)   (1.940)    (1.150)   (0.160)   (0.570)  (2.270)  (0.320)    none     none    (0.128)
                                  --------  --------  --------   --------  -------   -------  -------  -------  -------  --------
Net Asset Value, End of Period... $14.210   $12.210   $ 13.980   $11.380   $ 8.920   $9.970   $10.870  $8.130   $9.120   $ 8.910
                                  ========  ========  ========   ========  =======   =======  =======  =======  =======  ========
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)..................  24.40%     0.59%     35.24%    29.31%    (4.82%)  14.32%   39.27%   (10.86%)  2.36%    41.37%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's
 omitted)........................ $318,933  $253,964  $219,826   $124,548  $78,631   $88,274  $67,111  $59,879  $79,266  $109,884
Ratio of Expenses to Average
 Daily Net Assets................   1.36%     1.37%      1.33%     1.18%     1.29%    1.27%    1.28%    1.20%    1.18%     1.20%
Ratio of Net Investment Income to
 Average Daily Net Assets........  (0.58%)   (0.72%)    (0.61%)   (0.43%)   (0.24%)   0.82%    0.19%   (0.51%)  (0.64%)   (0.57%)
Portfolio Turnover Rate..........     64%       67%        75%       76%       67%      80%      48%      63%      93%      113%

------------------
(1) Reflects 12b-1 distribution expenses beginning June 1, 1992.
(2) All figures prior to May 9, 1986, are adjusted for a 2-for-1 stock split paid on that date.
(3) 1995 per share information was based on the average shares outstanding method.
(4) Does not reflect maximum sales charge of 5.75%.

- 4

FINANCIAL HIGHLIGHTS
(Continued)
--------------------------------------------------------------------------------

                                                         CLASS B SHARES
                                                         --------------
                                                             PERIOD
                                                            9/6/94(1)
                                                            THROUGH
                                                            6/30/95
Net Asset Value, Beginning of Period....................    $ 12.110
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(2)..................................      (0.142)
Net Gains or Losses on Securities (both realized and
 unrealized)............................................       2.162
                                                             -------
 Total From Investment Operations.......................       2.020
                                                             -------
LESS DISTRIBUTIONS
Dividends (from net investment income)..................        none
Distributions (from capital gains)......................        none
Returns of Capital......................................        none
                                                             -------
 Total Distributions....................................        none
                                                             -------
Net Asset Value, End of Period..........................    $ 14.130
                                                             =======
-----------------------------------------------------------------------
TOTAL RETURN(3).........................................      16.68%(1)
-----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)...............    $  5,175
Ratio of Expenses to Average Daily Net Assets...........       2.12%(1)
Ratio of Net Investment Income to Average Daily Net
 Assets.................................................      (1.34%)(1)
Portfolio Turnover Rate.................................         64%

------------------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2) 1995 per share information was based on the average shares outstanding method.
(3) Does not reflect the contingent deferred sales charge which varies from 1%-4% depending upon the holding period.

- 5

INVESTMENT OBJECTIVE
AND POLICIES
INVESTMENT STRATEGY
  The objective of the Fund is long-term capital appreciation. The strategy is to invest primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of the Manager, are responsive to changes within the marketplace and have the fundamental characteristics to support growth.
  The Fund will seek to identify changing and dominant trends within the economy, the political arena and our society. The Fund will purchase securities which it believes will benefit from these trends and which have the fundamentals to exploit them. The fundamentals include managerial skills, product development and sales and earnings.
  In investing for capital appreciation, the Fund may hold securities for any period of time. The Fund may also invest in foreign securities.
  The Fund may purchase privately placed securities the resale of which is restricted under applicable securities laws. Such securities may offer a higher return than comparably registered securities but involve some additional risk as they can be resold only in privately negotiated transactions, in accordance with an exemption from the registration requirements under applicable securities laws or after registration. The Fund will not purchase illiquid assets, including such restricted securities, if more than 10% of the value of its assets would then consist of illiquid securities.
  Certain of the privately placed securities acquired by the Fund will be eligible for resale by the Fund pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A permits many privately placed or legally restricted securities to be freely traded without restriction among certain institutional buyers such as the Fund. While maintaining oversight, the Board of Directors of the Fund has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 10% limitation on investments in illiquid securities.
  Income is not an objective of the Fund. However, should the market warrant a temporary defensive approach, the Fund may also invest in cash equivalents, and fixed income obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as corporate bonds.
  The Fund may invest in repurchase agreements, but will not normally do so except to invest excess cash balances. In a repurchase agreement, the Fund purchases a security and simultaneously agrees to sell it back to the seller at a set (generally higher) price. Delays or losses could result if the other party to the repurchase agreement defaults or becomes insolvent.
  While the Fund is permitted under certain circumstances to borrow money, it does not normally do so. The Fund will not purchase securities while any borrowings are outstanding.
  Although the Fund will constantly strive to attain the objective of long-term capital growth, there can be no assurance that it will be attained. The objective of the Fund may not be changed without shareholder approval. Part B provides more information on the Fund's investment policies and restrictions.

PORTFOLIO LOAN TRANSACTIONS
  The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
  The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

- 6

SUITABILITY
  The Fund may be suitable for the patient investor interested in long-term capital appreciation. The prices of common stocks, especially those of smaller companies, tend to fluctuate, particularly in the shorter term. The investor should be willing to accept the risks associated with investments in growth-oriented securities, some of which may be speculative and subject the Fund to an additional risk. Also, ownership of Fund shares reduces the bookkeeping and administrative inconveniences connected with direct purchases of these securities.
  Net asset value may fluctuate in response to the condition of individual companies and general market and economic conditions and, as a result, the Fund is not appropriate for a short-term investor.
  This Fund is designed primarily for capital appreciation. Providing current income is not an objective of the Fund. Any income produced is expected to be minimal. An investor should not consider a purchase of Fund shares as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used in concert to create a more complete investment program.
THE DELAWARE DIFFERENCE
PLANS AND SERVICES
  The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY

INVESTOR INFORMATION CENTER
  800-523-4640
  (PHILADELPHIA 215-988-1333)
     FUND INFORMATION; LITERATURE;
     PRICE, YIELD AND PERFORMANCE FIGURES

SHAREHOLDER SERVICE CENTER
  800-523-1918
  (PHILADELPHIA 215-988-1241)
     INFORMATION ON EXISTING REGULAR INVESTMENT
     ACCOUNTS AND RETIREMENT PLAN ACCOUNTS;
     WIRE INVESTMENTS; WIRE LIQUIDATIONS;
     TELEPHONE LIQUIDATIONS; TELEPHONE EXCHANGES

DELAPHONE
  800-362-FUND
  (800-362-3863)

SHAREHOLDER SERVICES
  During business hours, you can call the Fund's Shareholder Service Center. The representatives can answer any of your questions about your account, the Fund, the various service features and other funds in the Delaware Group.

- 7

PERFORMANCE INFORMATION
  During business hours, you can call the Investor Information Center to get current performance information.

DELAPHONE SERVICE
  Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations seven days a week, 24 hours a day.

STATEMENTS AND CONFIRMATIONS
  You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of distributions. See Dividend Reinvestment Plan below. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

DUPLICATE CONFIRMATIONS
  If your investment dealer is noted on your investment application, we will send your dealer a duplicate confirmation. This makes it easier for your investment dealer to help you manage your investments.

TAX INFORMATION
  Each year, the Fund will mail you information on the tax status of your dividends and distributions.

DIVIDEND REINVESTMENT PLAN
  You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your account. Also, you may be permitted to invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

  Reinvestments of distributions into Class A Shares of the Fund or of other Delaware Group funds may be effected without a front-end sales charge. Class B Shares of the Fund or other Delaware Group funds acquired through reinvestments of distributions will not be subject to a contingent deferred sales charge if those shares are later redeemed. See Automatic Conversion of Class B Shares under Buying Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.

  Holders of Class A Shares of the Fund may not reinvest their distributions in the Class B Shares of any fund in the Delaware Group, including the Fund. Holders of Class B Shares of the Fund may reinvest their distributions only in the Class B Shares of the funds in the Delaware Group which offer that class of shares (the "Class B Funds"). See Class B Funds under Buying Shares for a list of the funds offering Class B Shares. For more information about reinvestments, call the Shareholder Service Center.

EXCHANGE PRIVILEGE
  The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of the other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus. Shareholders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into the corresponding class of shares of the Class B Funds, subject to the minimum purchase and other requirements set forth in each fund's prospectus. Exchanges are not permitted between Class A Shares and Class B Shares of any of the funds of the Delaware Group.
  Except as noted below, permissible exchanges can be made without payment of a front-end sales charge or the imposition of a contingent deferred sales charge at the time of the exchange, as applicable. Persons exchanging into the Class A Shares from a fund in the Delaware Group offered without a front-end sales charge may be required to pay the applicable front-end sales charge. See Investing by Exchange under How to Buy Shares and Redemption and Exchange.
  See Redemption and Exchange for additional information on exchanges.

WEALTH BUILDER OPTION
  You may be permitted to elect to have amounts in your account automatically invested in shares of other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Class A and Class B Shares. See Redemption and Exchange.

- 8

RIGHT OF ACCUMULATION
  With respect to Class A Shares, the Right of Accumulation feature allows the combining of Class A Shares and Class B Shares of the Fund that are currently owned with the dollar amount of new purchases of Class A Shares for a reduced front-end sales charge. Under the Combined Purchases Privilege, this includes certain shares owned in other funds in the Delaware Group. See Buying Shares.

LETTER OF INTENTION
  With respect to Class A Shares, the Letter of Intention feature permits the aggregation of purchases over a 13-month period to obtain a reduced front-end sales charge. See Part B.

12-MONTH REINVESTMENT PRIVILEGE
  The 12-Month Reinvestment Privilege permits shareholders to reinvest proceeds of Class A Shares redeemed, within one year from the redemption, without a front-end sales charge. See Part B.

FINANCIAL INFORMATION ABOUT THE FUND
  Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. The Fund's fiscal year ends on June 30.
RETIREMENT PLANNING

  An investment in the Fund may also be suitable for tax-deferred Retirement Plans. Among the Retirement Plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans.

  Retirement Plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based on the number of participants in the Plan as well as the services selected. Additional information about fees is included in Retirement Plan materials.

  Certain shareholder investment services available to non-retirement plan shareholders may not be available to Retirement Plan shareholders. Certain Retirement Plans may qualify to purchase the Trend Fund Institutional Class. For additional information on any of the Plans and Delaware's retirement services, call the Shareholder Service Center or see Part B.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
  Individuals, even if they participate in an employer-sponsored retirement plan, may establish their own retirement program for investments in each of the Classes. Contributions to an IRA may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted, and in some cases eliminated, for individuals who participate in certain employer-sponsored retirement plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
  A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

- 9

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")
  Offers employers with 25 or fewer eligible employees the ability to establish a SEP/IRA that permits salary deferral contributions. An employer may also elect to make additional contributions to this Plan. Class B Shares are not available for purchase by such Plans.

403(B)(7) DEFERRED COMPENSATION PLAN
  Permits employees of public school systems or of certain types of non-profit organizations to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

457 DEFERRED COMPENSATION PLAN
  Permits employees of state and local governments and certain other entities to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
  Offers self-employed individuals, partnerships and corporations a tax-qualified plan which provides for the investment of contributions in Class A Shares. Class B Shares are not available for purchase by such Plans.

PROTOTYPE 401(k) DEFINED CONTRIBUTION PLAN

  Permits employers to establish a tax-qualified plan based on salary deferral contributions. Class B Shares are not available for purchase by such Plans.



ALLIED PLANS


  Class A Shares are also available for purchase by participants in 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares"), as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares"). Class B Shares are not eligible for purchase by Allied Plans.


  With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non-Delaware Group fund shares held by a participant under the Allied Plan, may be combined with the dollar amount of new purchases by that participant to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares. See Front-End Sales Charge Alternative--Class A Shares under Buying Shares.


  Participants in Allied Plans may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. (No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends.) See Investing by Exchange.


  A dealer's commission may be payable on purchase of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Group shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Front-End Sales Charge
Alternative--Class A Shares under Buying Shares.


  The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described below, apply to redemptions by participants in Allied Plans, except in the case of exchanges between eligible Delaware Group and non-Delaware Group fund shares. When eligible Delaware Group shares are exchanged into eligible non-Delaware Group fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.


- 10

BUYING SHARES
PURCHASE AMOUNTS

  The minimum initial purchase with respect to the Class A Shares is $250 and with respect to the Class B Shares is $1,000. Subsequent purchases must be $25 or more with respect to the Class A Shares and $100 or more with respect to the Class B Shares. Class B Shares are also subject to a maximum purchase limitation of $250,000. For retirement plans, the maximum purchase limitations apply only to the initial purchase of shares by the plan. Minimum purchase requirements do not apply to retirement plans other than IRAs for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25 regardless of which Class is selected.


ALTERNATIVE PURCHASE ARRANGEMENTS
  Shares may be purchased at a price equal to the next determined net asset value per share, plus a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase with respect to Class A Shares ("front-end sales charge alternative") or on a contingent deferred basis with respect to Class B Shares ("deferred sales charge alternative").
  Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares. Although Class A Shares incur a sales charge when they are purchased, generally they are not subject to any sales charge when they are redeemed, but are subject to annual 12b-1 Plan expenses of up to a maximum of
 .30% of average daily net assets of such shares. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value and Distribution (12b-1) and Service. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative--Class A Shares, below.
  Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares. Class B Shares do not incur a front-end sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase and are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid by the Fund to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for no longer than approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to the Class A Shares. At the end of no more than approximately eight years after purchase, the Class B Shares are automatically converted into Class A Shares. See Automatic Conversion of Class B Shares. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes.
  The alternative purchase arrangements permit investors in the Fund to choose the method of purchasing shares that is most beneficial given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur a front-end sales charge by purchasing Class A Shares or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC, if shares are redeemed within six years of purchase, by purchasing Class B Shares.

- 11

  As an illustration, investors who qualify for significantly reduced front-end sales charges on purchases of Class A Shares, as described below, might elect the front-end sales charge alternative because similar sales charge reductions are not available for purchases under the deferred sales charge alternative. Moreover, shares acquired under the front-end sales charge alternative are subject to annual 12b-1 Plan expenses of up to .30%, whereas shares acquired under the deferred sales charge alternative are subject to higher annual 12b-1 Plan expenses of 1% for no more than approximately eight years after purchase. See Automatic Conversion of Class B Shares. However, because front-end sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially. Certain other investors might determine it to be more advantageous to have all their funds invested initially, although they would be subject to a CDSC for up to six years after purchase as well as annual 12b-1 Plan expenses of 1% until the shares are automatically converted into Class A Shares. The 12b-1 Plan distribution expenses with respect to the Class B Shares will be offset to the extent any return is realized on the additional funds initially invested under the deferred sales charge alternative. However, there can be no assurance as to the return, if any, that will be realized on such additional funds.
  For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption within six years of purchase. Sales personnel may receive different compensation for selling Class A or Class B Shares. Investors should understand that the purpose and function of the 12b-1 Plan and the CDSC with respect to the Class B Shares are the same as those of the 12b-1 Plan and the front-end sales charge with respect to the Class A Shares in that the fees and charges provide for the financing of the distribution of the respective Classes. See 12b-1 Distribution Plans-- Class A and Class B Shares.
  Dividends paid by the Fund with respect to the Class A and Class B Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to the Class B Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share. The shareholders of the Class A and Class B Shares each have an exchange privilege by which they may exchange their Class A Shares or Class B Shares for the Class A Shares or Class B Shares, respectively, of certain other Delaware Group funds. See Exchange Privilege under The Delaware Difference and Redemption and Exchange.
  The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules with respect to both Class A and Class B Shares.

FRONT-END SALES CHARGE ALTERNATIVE--CLASS A SHARES
  The Class A Shares may be purchased at the offering price which reflects a maximum front-end sales charge of 5.75%. See Calculation of Offering Price and Net Asset Value Per Share. Lower sales charges apply for larger purchases. See the table below. The Class A Shares represent a proportionate interest in the Fund's assets and are subject to annual 12b-1 Plan expenses. See Distribution (12b-1) and Service under Management of the Fund.

- 12

REDUCED FRONT-END SALES CHARGES
  Purchases of $100,000 or more at the offering price carry a reduced front-end sales charge as shown in the following table.

                               Trend Fund A Class


------------------------------------------------------------------------
                                   Charge as % of           Dealer's
                                                          Concession***
                               Offering      Amount          as % of
     Amount of Purchase         Price      Invested**    Offering Price
------------------------------------------------------------------------
Less than $100,000               5.75%        6.12%            5.00%
$100,000 but under $250,000      4.75         4.99             4.00
$250,000 but under $500,000      3.50         3.63             3.00
$500,000 but under
  $1,000,000*                    3.00         3.09             2.60


*There is no front-end sales charge on purchases of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply with respect to Class A Shares.
----------------------------------------------------------
The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous purchases and current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.


 **Based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year.



***Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
----------------------------------------------------------



  For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:


                                                   DEALER'S COMMISSION
                                                   -------------------
            AMOUNT OF PURCHASE            (as a percentage of amount purchased)
            ------------------
Up to $2 million                                           1.00%
Next $1 million up to $3 million                            .75
Next $2 million up to $5 million                            .50
Amount over $5 million                                      .25

  In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of the Fund. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. The Distributor also should be consulted concerning the availability of and program for these payments.
  An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.
  Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.

- 13

COMBINED PURCHASES PRIVILEGE
  By combining your holdings in the Class A Shares with your holdings in the Class B Shares of the Fund and, except as noted below, shares of the other funds in the Delaware Group, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Except for shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products, shares of other funds which do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from one of the other Delaware Group funds which carried a front-end sales charge or CDSC.
  This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.
  It also permits you to use these combinations under a Letter of Intention. This allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.
  Combined purchases of $1,000,000 or more, including certain purchases made pursuant to a Right of Accumulation or under a Letter of Intention, may trigger the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Transfer Agent about the operation of these features. See Reduced Front-End Sales Charges under Buying Shares.

BUYING AT NET ASSET VALUE
  Class A Shares may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the 12-month Reinvestment Privilege and the Exchange Privilege. (See The Delaware Difference and Redemption and Exchange for additional information.)

  Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their immediate families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases include retirement accounts and must be for accounts in the name of the individual or a qualifying family member. Purchases of Class A Shares may be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charge. Purchases of Class A Shares also may be made at net asset value by bank employees that provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Also, officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.


- 14

  Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

  The Fund must be notified in advance that an investment qualifies for purchase of Class A Shares at net asset value. See Investing by Exchange, for a description of net asset value purchases for Allied Plans.


GROUP INVESTMENT PLANS

  Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Prototype Profit Sharing, Pension and 401(k) Defined Contribution Plans) may also benefit from the reduced front-end sales charges relating to the Class A Shares set forth in the table on page 11, based on total plan assets. In addition, 403(b)(7) and 457 Retirement Plan Accounts may also benefit from a reduced front-end sales charge on Class A Shares based on the total amount invested by all participants in the plan by satisfying the following criteria: (i) the employer for which the plan was established has 250 or more eligible employees and the plan lists only one broker of record, or (ii) the plan includes employer contributions and the plan lists only one broker of record. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans will be used to determine the applicable front-end sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Fund that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement Delaware Group investment accounts if, at the time of each such purchase, they notify the Fund that they are eligible to combine purchase amounts held in their plan account.

  For additional information on these Plans, including Plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.
  For other Retirement Plans and special services, see Retirement Planning.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES
  Class B Shares may be purchased at net asset value without the imposition of a front-end sales charge. The Class B Shares are being sold without a front-end sales charge so that the Fund will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own funds in an amount equal to no more than 4% of the dollar amount purchased. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if shares are redeemed within six years of purchase, a CDSC.
  Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for the distribution and related services provided to, and the related expenses borne on behalf of, the Fund for the benefit of the Class B Shares in connection with the sale of the Class B Shares, including the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the 12b-1 Plan relating to the Class B Shares may be, annually, in an amount equal to no more than 1%. The combination of the CDSC and the proceeds of the 12b-1 Plan fees facilitates the ability of the Fund to sell the Class B Shares without a front-end sales charge being deducted at the time of purchase.

  Shareholders of the Class B Shares exercising the exchange privilege described below will continue to be subject to the CDSC schedule of the Class B Shares described in this Prospectus even after the exchange. Such schedule may be higher than the CDSC schedule relating to the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.


- 15

AUTOMATIC CONVERSION OF CLASS B SHARES
  Except for shares acquired through a reinvestment of dividends, Class B Shares held for eight years after purchase are eligible for automatic conversion into Class A Shares. The Fund will effect conversions of Class B Shares into Class A Shares only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as an additional three months after the eighth anniversary after purchase before the shares will automatically convert into Class A Shares.
  Class B Shares of a fund acquired through reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.
  All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.


CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

  Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of the shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class B Shares of the Fund even if those shares are later exchanged for Class B Shares of another Delaware Group fund and, in the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the shares have been exchanged. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemption of shares received upon reinvestment of dividends or capital gains distributions.
  The following table sets forth the rates of the CDSC for the Class B Shares of the Fund:

                     CONTINGENT DEFERRED
                        SALES CHARGE
                     (AS A PERCENTAGE OF
   YEAR AFTER           DOLLAR AMOUNT
 PURCHASE MADE       SUBJECT TO CHARGE)
----------------     -------------------
0-2                       4%
3-4                       3%
5                         2%
6                         1%
7 and thereafter         None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares of the Fund, the Class B Shares will continue to be subject to annual 12b-1 Plan expenses of 1% of average daily net assets representing those shares. See Automatic Conversion of Class B Shares above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets representing such shares.

- 16

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in a manner that results in the lowest applicable rate being charged. Therefore, with respect to the Class B Shares, it will be assumed that the redemption is first for shares held over six years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the six-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.
  The CDSC is waived on redemptions of Class B Shares in connection with the following redemptions: (i) redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA or 403(b)(7) Deferred Compensation Plan; (iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan, or 457 Deferred Compensation Plan; and (iv) distributions from an IRA, 403(b)(7) Deferred Compensation Plan or 457 Deferred Compensation Plan due to death or disability.

12b-1 DISTRIBUTION PLANS--CLASS A AND CLASS B SHARES

  Pursuant to the distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund is permitted to pay the Distributor annual distribution fees payable monthly of up to .30% of the average daily net assets of the Class A Shares and up to 1% of the average daily net assets of the Class B Shares in order to compensate the Distributor for providing distribution and related services and bearing certain expenses of each Class. The Class B Shares' 12b-1 Plan is designed to permit an investor to purchase Class B Shares through dealers or brokers without the assessment of a front-end sales charge and at the same time permit the Distributor to compensate dealers and brokers in connection with the sale of the Class B Shares. In this regard, the purpose and function of the 12b-1 Plan and the CDSC with respect to the Class B Shares are the same as those of the front-end sales charge and 12b-1 Plan with respect to the Class A Shares in that the fees and charges provide for the financing of the distribution of the respective Classes. For more detailed discussion of the 12b-1 Plans relating to the Class A and Class B Shares, see Distribution (12b-1) and Service.


- 17

OTHER PAYMENTS TO DEALERS--CLASS A AND CLASS B SHARES
  In addition, from time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.
  In connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. In addition, as noted above, the Distributor may pay dealers a commission in connection with net asset value purchases.

CLASS B FUNDS
  The following funds currently offer Class B Shares: DMC Tax-Free Income Trust--Pennsylvania, Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Limited-Term Government Fund of Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund of Delaware Group Tax-Free Fund, Inc., Delaware Group DelCap Fund, Inc., Delaware Fund and Devon Fund of Delaware Group Delaware Fund, Inc., Delaware Group Value Fund, Inc., Decatur Income Fund and Decatur Total Return Fund of Delaware Group Decatur Fund, Inc., Global Assets Series, Global Bond Series and International Equity Series of Delaware Group Global & International Funds, Inc. and the Fund.

TREND FUND INSTITUTIONAL CLASS
  In addition to offering the Class A and Class B Shares, the Fund also offers the Trend Fund Institutional Class of shares, which is described in a separate prospectus relating to that class of shares. That class may be purchased only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of a class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services. Such Trend Fund Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end or contingent deferred sales charge or a 12b-1 fee. Sales or service compensation available in respect of such class, therefore, differs from that available in respect of the Class A Shares and the Class B Shares. The 12b-1 Plan distribution expenses borne by the Class A Shares and the Class B Shares, the front-end sales charge and the Limited CDSC, if applicable, to which the Class A Shares are subject, and the CDSC to which the Class B Shares are subject, may affect the performance of these Classes. All three classes of shares have a proportionate interest in the underlying portfolio of securities of the Fund. Total Operating Expenses incurred by the Trend Fund Institutional Class as a percentage of average daily net assets for the fiscal year ended June 30, 1995, were 1.12%. See Part B for performance information about Trend Fund Institutional Class. To obtain a prospectus which describes the Trend Fund Institutional Class, contact the Distributor.

- 18

DIVIDEND ORDERS
  Some shareholders want the dividends earned in one fund automatically invested in another Delaware Group fund with a different investment objective. For more information on the requirements of the other funds, see Dividend Reinvestment Plan under The Delaware Difference or call the Shareholder Service Center.

HOW TO BUY SHARES
  The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer.

INVESTING THROUGH YOUR INVESTMENT DEALER
  You can make a purchase of shares of the Classes through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, we can refer you to one.

INVESTING BY MAIL

1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate Retirement Plan application, must be completed, signed and sent with a check payable to Trend Fund A Class or B Class, depending upon which Class is being purchased, to 1818 Market Street, Philadelphia, PA 19103.


2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to Trend Fund A Class or B Class, depending upon which Class is being purchased. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from the Fund, and should be used when you are making additional purchases. You can expedite processing by including an investment slip with your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

INVESTING BY WIRE
  You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 0114-2596 (include your name(s) and your account number for the Class in which you are investing).


1. Initial Purchases--Before you invest, telephone the Fund's Shareholder Service Center to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate Retirement Plan application, to Trend Fund A Class or B Class, depending upon which Class is being purchased, to 1818 Market Street, Philadelphia, PA 19103.


2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Fund's Shareholder Service Center by telephone of each wire you send.
  If you want to wire investments to a Retirement Plan Account, call the Shareholder Service Center for special wiring instructions.

- 19

INVESTING BY EXCHANGE
  If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information.
  Exchanges will not be permitted between Class A Shares and Class B Shares of the Fund or between the Class A Shares and Class B Shares of any other funds in the Delaware Group. Class B Shares of any of the Class B Funds may be exchanged for Class B Shares of the Fund. Class B Shares of the Fund acquired by exchange will continue to carry the contingent deferred sales charge and the automatic conversion schedules of the fund from which the exchange is made. The holding period of the Class B Shares of the Fund will be added to that of the exchanged shares for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.
  Permissible exchanges into the Classes of the Fund will be made without a front-end sales charge imposed by the Fund or, at the time of the exchange, a contingent deferred sales charge imposed by the fund from which the exchange is being made, except for exchanges into Class A Shares from funds not subject to a front-end sales charge (unless such shares were acquired in an exchange from a fund subject to such a charge or such shares were acquired through the reinvestment of dividends).

ADDITIONAL METHODS OF ADDING TO YOUR INVESTMENT
  Call the Shareholder Service Center for more information if you wish to use the following services:

1. Direct Deposit
  YOU MAY WISH TO HAVE YOUR EMPLOYER OR BANK MAKE REGULAR INVESTMENTS DIRECTLY TO YOUR ACCOUNT FOR YOU (for example: payroll deduction, pay by phone, annuity payments). The Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

2. Automatic Investing Plan
  THE AUTOMATIC INVESTING PLAN ENABLES YOU TO MAKE REGULAR MONTHLY INVESTMENTS WITHOUT WRITING OR MAILING CHECKS. You may authorize the Fund to transfer a designated amount monthly from your checking account into your Class account. Many shareholders use this as an automatic savings plan for IRAs and other purposes. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.
  This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                                     * * *
  Should investments by these two methods be reclaimed or returned for some reason, the Fund has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your Class account, you are obligated to reimburse the Fund.

PURCHASE PRICE AND EFFECTIVE DATE
  The offering price and net asset value of the Class A and Class B Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open.

  The effective date of a purchase made through an investment dealer is the date the order is received by the Fund. The effective date of a direct purchase is the day your wire, electronic transfer or check is received unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.


- 20

THE CONDITIONS OF YOUR PURCHASE

  The Fund reserves the right to reject any purchase order. If a purchase is cancelled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

  The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts of the Class A Shares and Class B Shares that have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their below minimum status and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low balance accounts. No fees will be charged without proper notice and no contingent deferred sales charge will apply to such assessments.

  The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under a class' minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.


REDEMPTION AND EXCHANGE

  YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, bond funds, tax-advantaged funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares from one fund or class to another pursuant to this privilege constitute taxable events. See Taxes. You may want to call us for more information or consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives, and the consequences of any exchange transaction.

  Your shares will be redeemed or exchanged based on the net asset value next determined after we receive your request in good order subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. Redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under Buying Shares. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your Class account number, account registration, and the total number of shares or dollar amount of the transaction. If a holder of Class B Shares submits a redemption request for a specific dollar amount, the Fund will redeem that number of shares necessary to deduct the applicable CDSC and tender to the shareholder the requested amount to the extent enough shares are then held in the shareholder account. With regard to exchanges, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Fund at 800-523-1918 (in Philadelphia, 215-988-1241). The Fund may suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to shareholders.


- 21

  The Fund will honor written redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied the purchase check has cleared, which may take up to 15 days from the purchase date. The Fund will not honor telephone redemptions for Class shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.
  Class A Shares may be exchanged for certain of the shares of the other funds in the Delaware Group, including other Class A Shares, subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. All Delaware Group funds offer Class A Shares. Class A Shares may not be exchanged for Class B Shares of the funds offering such shares. Class B Shares of the Fund may be exchanged only for the Class B Shares of any of the Class B Funds. See Exchange Privilege under The Delaware Difference. In each instance, permissible exchanges are subject to the minimum purchase and other requirements set forth in each prospectus.
  Permissible exchanges may be made at net asset value, provided: (1) the investment satisfies the eligibility and minimum purchase requirements set forth in the prospectus of the fund being acquired; and (2) the shares of the fund being acquired are in a state where that fund is registered.
  There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for transfers involving assets that were previously invested in a fund with a front-end sales charge and/or transfers involving the reinvestment of dividends.
  Holders of the Class B Shares that exchange their shares ("outstanding Class B Shares") for the Class B Shares of other Class B Funds ("new Class B Shares") will not be subject to a CDSC that might otherwise be due upon redemption of the outstanding Class B Shares. However, such shareholders will continue to be subject to the CDSC and automatic conversion schedules of the outstanding Class B Shares described in this Prospectus and any CDSC assessed upon redemption will be charged by the Fund. The Fund's CDSC schedule may be higher than the CDSC schedule relating to the new Class B Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the new Class B Shares, the holding period for the outstanding Class B Shares is added to the holding period of the new Class B Shares. The automatic conversion schedule of the outstanding Class B Shares may be longer than that of the new Class B Shares. Consequently, an investment in new Class B Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares for a longer time than if the investment in new Class B Shares was made directly.
  Different redemption and exchange methods are outlined below. Except for the CDSC with respect to redemption of Class B Shares and the Limited CDSC with respect to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.
  All authorizations given by shareholders with respect to an account, including selection of any of the features described below, shall continue in effect until revoked or modified in writing and until such time as such written revocation or modification has been received by the Fund or its agent.
  All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

- 22

WRITTEN REDEMPTION
  You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your Class A or Class B Shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.
  The redemption request is effective at the net asset value next determined after it is received in good order. Class B Shares may be subject to a CDSC and Class A Shares may be subject to a Limited CDSC with respect to certain shares purchased at net asset value. Payment is normally mailed the next business day, but no later than seven days, after receipt of your request. If your Class A Shares are in certificate form, the certificate must accompany your request and also be in good order. The Fund only issues certificates for Class A Shares if a shareholder submits a specific request. The Fund does not issue certificates for Class B Shares.

WRITTEN EXCHANGE
  You can also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your Class A or Class B Shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.

TELEPHONE REDEMPTION AND EXCHANGE
  To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you can only redeem or exchange by written request and you must return your certificates.
  The Telephone Redemption service enabling you to have redemption proceeds mailed to your address of record and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such service available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.
  Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION--CHECK TO YOUR ADDRESS OF RECORD
  THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your record address. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no later than seven days, after receipt of the request. This service is only available to individual, joint and individual fiduciary-type accounts.

- 23

TELEPHONE REDEMPTION--PROCEEDS TO YOUR BANK
  Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, the Fund requires an Authorization Form with your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. Except for any CDSC which may be applicable to the Class B Shares and the Limited CDSC which may be applicable to purchases made at net asset value with respect to the Class A Shares, there are no fees for this method, but the mail time may delay getting funds into your bank account. Simply call the Fund's Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.
  If expedited payment by check or wire could adversely affect the Fund, the Fund may take up to seven days to pay.

TELEPHONE EXCHANGE
  The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange Class A or Class B Shares into any fund in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

SYSTEMATIC WITHDRAWAL PLAN

1. Regular Plans
  This plan provides holders of the Class A Shares with a consistent monthly (or quarterly) payment. THIS IS PARTICULARLY USEFUL TO SHAREHOLDERS LIVING ON FIXED INCOMES, SINCE IT CAN PROVIDE THEM WITH A STABLE SUPPLEMENTAL AMOUNT. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the Delaware Group's MoneyLine service. Your funds will normally be credited to your bank account two business days after the payment date. Except with respect to the Limited CDSC which may be applicable to Class A Shares as noted below, there are no fees for this method. You can initiate this service by completing an Authorization Agreement. If the name and address on your bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. Please call the Shareholder Service Center for additional information.

2. Retirement Plans
  For shareholders eligible under the applicable Retirement Plan to receive benefits in periodic payments, the Fund's Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals, depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLine service described above is not available with respect to Retirement Plans.

                                     * * *

- 24

  Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan. Also, redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made within the 12 months prior to the withdrawal at net asset value and a dealer's commission has been paid on that purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value. For more information on both of these plans, call the Shareholder Service Center.
  The Systematic Withdrawal Plan is not available for Class B Shares.

WEALTH BUILDER OPTION
  Shareholders may elect to invest in other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from their Class account and invested automatically into one or more funds in the Delaware Group. Investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Class A and Class B Shares noted above.
  Shareholders can also use the Wealth Builder Option to invest in the Fund through regular liquidations of shares in their accounts in other funds in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. Shareholders can terminate their participation at any time by written notice to the Fund. See Redemption and Exchange.
  This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN PURCHASES OF CLASS A SHARES MADE AT NET ASSET VALUE
  For purchases of Class A Shares, a Limited CDSC will be imposed by the Fund upon certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above. See Buying Shares.
  The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A Shares have been exchanged.
  Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Fund assesses the Limited CDSC if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of the Class A Shares of the Fund or the Class A Shares into which the Class A Shares of the Fund have been exchanged.

- 25

  In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.
  The Limited CDSC will be waived in the following instances: (i) redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended ("the Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) distributions from a section 403(b)(7) Plan or an IRA due to death, disability, or attainment of age 59 1/2;
(v) tax-free returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in
(ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying at Net Asset Value).

DIVIDENDS AND DISTRIBUTIONS

  The Fund will make payments from net investment income and net realized securities profits, if any, twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year if necessary to comply with certain requirements of the Internal Revenue Code. During the fiscal year ended June 30, 1995, distributions totaling $0.79 per share of the Class A Shares were paid from realized securities profits. On August 7, 1995, a distribution of $0.55 per share of the Class A Shares and the Class B Shares was paid from realized securities profits to shareholders of record July 28, 1995.
  Each of the Classes will share proportionately in the investment income and expenses of the Fund, except that: (i) the per share dividends and distributions on the Class B Shares will be lower than the per share dividends and distributions on the Class A Shares as a result of the higher expenses under the 12b-1 Plan relating to the Class B Shares; and (ii) the per share dividends and distributions on both the Class A Shares and the Class B Shares will be lower than the per share dividends and distributions on the Trend Fund Institutional Class as such class will not incur any expenses under the Rule 12b-1 Plans. See Distribution (12b-1) and Service under Management of the Fund.
  Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholders account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may elect the Delaware Groups MoneyLine service to enable such payments to be transferred from your Fund account to your predesignated bank account. Your funds will normally be credited to your bank account two business days after the payment date. There are no fees for this method. See Systematic Withdrawal Plan for Class A Shares under Redemption and Exchange for information regarding authorization of this service. This service is not available with respect to Retirement Plans. (See The Delaware Difference for more information on reinvestment options.)

- 26

TAXES

  The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.
  The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders.
  Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.
  Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November, or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the year declared.
  The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of the Fund's shares which had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in purchasing Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss upon sale of such shares) if the sale proceeds are reinvested in the Fund or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.
  The automatic conversion of Class B Shares into Class A Shares at the end of no longer than approximately eight years after purchase will be tax-free for federal tax purposes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes. See Automatic Conversion of Class B Shares under Buying Shares.
  In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. Shares of the Fund are exempt from Pennsylvania county personal property taxes.

- 27

  Each year, the Fund will mail you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. Government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.
  The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.
  The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.
  See Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

  Class A Shares are purchased at the offering price and Class B Shares are purchased at the net asset value ("NAV") per share. The offering price of the Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges. The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open.
  The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.
  Each of the Fund's three classes will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the Trend Fund Institutional Class will not incur any of the expenses under the Fund's 12b-1 Plans and the Class A and Class B Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of and dividends paid to each class of the Fund will vary.

- 28

MANAGEMENT OF THE FUND
DIRECTORS
  The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

INVESTMENT MANAGER
  The Manager furnishes investment management services to the Fund.
  The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On June 30, 1995, the Manager and its affiliate, Delaware International Advisers Ltd., were supervising in the aggregate more than $26 billion in assets in the various institutional (approximately $16,227,892,000) and investment company (approximately $9,916,645,000) accounts.

  The Manager is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. As a result of the merger, DMH and the Manager became indirect, wholly-owned subsidiaries of Lincoln National and both are now subject to the ultimate control of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, a new Investment Management Agreement between the Fund and the Manager was executed following shareholder approval.

  The Manager manages the Fund's portfolio and makes investment decisions which are implemented by the Fund's Trading Department. The Manager also administers the Fund's affairs and pays the salaries of all the directors, officers and employees of the Fund who are affiliated with the Manager. For these services, the Manager is paid an annual fee of 3/4 of 1% of the average daily net assets of the Fund, less all directors' fees paid to unaffiliated directors. This fee was paid by the Fund during the last fiscal year. This fee is higher than that paid by many other funds. The fee may be higher or lower than that paid by funds with comparable investment objectives. Investment management fees paid by the Fund for the fiscal year ended June 30, 1995, were 0.75% of average daily net assets.
  Edward N. Antoian has primary responsibility for making day-to-day investment decisions for the Fund. He has been the Fund's senior portfolio manager since 1984. A graduate of The State University of New York at Albany with an MBA in Finance from the University of Pennsylvania's Wharton School, Mr. Antoian began his career with Price Waterhouse. Prior to joining the Delaware Group in June 1984, he worked in the Institutional Equity Department of E.F. Hutton in Philadelphia. A Chartered Financial Analyst, Mr. Antoian is a member of the Philadelphia Finance Association and the Philadelphia Securities Association.
  In making investment decisions for the Fund, Mr. Antoian regularly consults with Wayne A. Stork, William H. Miller and other members of Delaware's equity department. Mr. Stork, Chairman of the Manager and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Miller is an Assistant Portfolio Manager. He holds a BA in Economics from Trinity College. Prior to joining the Delaware Group in 1995, he worked as a technology analyst for Janney Montgomery Scott in Philadelphia and he has also served as an institutional salesman for Rutherford Brown & Catherwood.

- 29

PORTFOLIO TRADING PRACTICES
  The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders. Given the Fund's investment objective, its annual portfolio turnover rate may exceed 100%. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. During the past two fiscal years, the Fund's portfolio turnover rates were 67% for 1994 and 64% for 1995.
  The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/dealer's sales of Fund shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

PERFORMANCE INFORMATION
  From time to time, the Fund may quote total return performance of the Classes in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period and
(ii) in the case of Class B Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year periods, as relevant. The Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information which includes deductions of the maximum front-end sales charge or any applicable CDSC.
  Because stock prices fluctuate, investment results of the Classes will fluctuate over time and past performance should not be considered as a representation of future results.

- 30

DISTRIBUTION (12b-1) AND SERVICE
  The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for the Fund under a Distribution Agreement dated April 3, 1995.
  The Fund has adopted a distribution plan under Rule 12b-1 for the Class A Shares and a separate distribution plan under Rule 12b-1 for the Class B Shares (the "Plans"). The Plans permit the Fund to pay the Distributor from the assets of the respective Classes a monthly fee for its services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of Class A and Class B Shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, the Fund may make payments from the assets of the respective Class directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with the Fund.
  The 12b-1 Plan expenses relating to the Class B Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.
  The aggregate fees paid by the Fund from the assets of the respective Classes to the Distributor and others under the Plans may not exceed .30% of the Class A Shares' average daily net assets in any year, and 1% (.25% of which are service fees to be paid by the Fund to the Distributor, dealers or others, for providing personal service and/or maintaining shareholder accounts) of the Class B Shares' average daily net assets in any year. The Class A and Class B Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes.
  Effective June 1, 1992, the Board of Directors has determined that the annual fee payable on a monthly basis, under the Plan relating to the Class A Shares, will be equal to the sum of (i) the amount obtained by multiplying .30% by the average daily net assets represented by shares of the Class A Shares that are acquired by shareholders on or after June 1, 1992, and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by shares of the Class A Shares that were acquired before June 1, 1992. While this is the method for calculating the Class A Shares' 12b-1 fee, the fee is a Class expense so that all shareholders, regardless of when they purchase their shares, will bear 12b-1 expenses at the same per share rate. As Class A Shares are sold on or after June 1, 1992, the initial rate of at least .10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992, to Class A Shares outstanding prior to June 1, 1992, increases, the expenses attributable to payments under the Plan will also increase (but will not exceed
 .30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, such Plan permits a full .30% on all Class A Shares' assets to be paid at any time following Board approval.

- 31

  The Fund's Plans do not apply to the Trend Fund Institutional Class of shares. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of Trend Fund Institutional Class shares.
  While payments pursuant to the Plans may not exceed .30% annually with respect to the Class A Shares and 1% annually with respect to the Class B Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The monthly fees paid to the Distributor are subject to the review and approval of the Fund's unaffiliated directors who may reduce the fees or terminate the Plans at any time.
  The staff of the Securities and Exchange Commission ("SEC") has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. The Fund intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.
  The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund under an Agreement dated June 29, 1988. The directors annually review service fees paid to the Transfer Agent.
  The Distributor and the Transfer Agent are also indirect, wholly-owned subsidiaries of DMH.

EXPENSES
  The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. The Class A Shares' ratio of expenses to average daily net assets for the fiscal year ended June 30, 1995, was 1.36%. The Class B Shares' ratio of expenses to average daily net assets for the period September 6, 1994, (date of initial public offering) through June 30, 1995, was 2.12%, annualized. The expense ratio of each Class reflects the impact of its respective 12b-1 Plan.

SHARES
  The Fund is an open-end management investment company and its portfolio of assets is diversified for purposes of the 1940 Act. Commonly known as a mutual fund, the Fund was organized as a Maryland corporation on March 4, 1983. Previously, it was a Delaware corporation organized in 1966.
  Fund shares have a par value of $.50, equal voting rights, except as noted below, and are equal in all other respects. All Fund shares have noncumulative voting rights which means that the holders of more than 50% of the Fund's shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, the Fund is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund's shares may request that a special meeting be called to consider the removal of a director.
  The Fund also offers the Trend Fund Institutional Class of shares as well as the Class A and Class B Shares. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Trend Fund Institutional Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to the Class A and Class B Shares. Similarly, the shareholders of the Class A Shares may not vote on matters affecting the Fund's Plan under Rule 12b-1 relating to the Class B Shares, and the shareholders of the Class B Shares may not vote on matters affecting the Fund's Plan under Rule 12b-1 relating to the Class A Shares. However, the Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to the Class A Shares.
  Prior to September 6, 1994, the Trend Fund A Class was known as the Trend Fund class and the Trend Fund Institutional Class was known as the Trend Fund (Institutional) class.

- 32

                       THIS PAGE INTENTIONALLY LEFT BLANK


- 33

                       THIS PAGE INTENTIONALLY LEFT BLANK


- 34

        The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640, in Philadelphia call 215-988-1333.

INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103

MATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
Chemical Bank
450 West 33rd Street
New York, NY 10001


P-003/P-064[''] BP1095
Printed in the U.S.A.



                      [art]

[Photo of George Washington crossing the Delaware.]



    TREND FUND
------------------
    A Class
    B Class

PROSPECTUS

OCTOBER 31, 1995

[DELAWARE GROUP LOGO]

TREND FUND                                                            PROSPECTUS
                                                                OCTOBER 31, 1995
INSTITUTIONAL

--------------------------------------------------------------------------------
                   1818 MARKET STREET, PHILADELPHIA, PA 19103
  FOR MORE INFORMATION ABOUT THE TREND FUND INSTITUTIONAL CLASS CALL DELAWARE
                             GROUP AT 800-828-5052.

  This Prospectus describes the Trend Fund Institutional Class (the "Class") of shares of Delaware Group Trend Fund, Inc. (the "Fund"). The Fund's objective is to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.
  Shares of this Class are available for purchase only by certain enumerated institutions and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge and without a 12b-1 charge. See Buying Shares.
  This Prospectus relates only to the Class and sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of the Fund's registration statement, dated October 31, 1995, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above number. The Fund's financial statements appear in its Annual Report, which will accompany any response to requests for Part B.
  The Fund also offers the Trend Fund A Class and the Trend Fund B Class. Shares of the Trend Fund A Class carry a front-end sales charge and are subject to ongoing distribution expenses. Shares of the Trend Fund B Class are subject to ongoing distribution expenses and a contingent deferred sales charge upon redemption. A prospectus for these classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.


   TABLE OF CONTENTS
   COVER PAGE................................    1
   SYNOPSIS..................................    2
   SUMMARY OF EXPENSES.......................    3
   FINANCIAL HIGHLIGHTS......................    4
   INVESTMENT OBJECTIVE AND POLICIES
     INVESTMENT STRATEGY.....................    5
     SUITABILITY.............................    6
   BUYING SHARES.............................    6
   REDEMPTION AND EXCHANGE...................    8
   DIVIDENDS AND DISTRIBUTIONS...............   10
   TAXES.....................................   11
   CALCULATION OF NET ASSET VALUE PER
     SHARE...................................   12
   MANAGEMENT OF THE FUND....................   12


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

- 1

SYNOPSIS

CAPITALIZATION
  The Fund offers the Trend Fund Institutional Class, the Trend Fund A Class and the Trend Fund B Class. The Fund has a present authorized capitalization of one hundred million shares of capital stock with a $.50 par value per share. Twenty-five million shares of that stock have been allocated to the Trend Fund Institutional Class, thirty-five million shares have been allocated to the Trend Fund A Class and twenty-five million shares have been allocated to the Trend Fund B Class. See Shares under Management of the Fund.

INVESTMENT MANAGER, DISTRIBUTOR AND SERVICE AGENT
  Delaware Management Company, Inc. (the "Manager") is the investment manager for the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Management of the Fund.

PURCHASE PRICE
  Shares of the Class offered by this Prospectus are available at net asset value, without a front-end or contingent deferred sales charge and are not subject to distribution fees under a Rule 12b-1 distribution plan. See Buying Shares.

INVESTMENT OBJECTIVE
  The objective of the Fund is to seek to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies. See Investment Objective and Policies.

OPEN-END INVESTMENT COMPANY
  The Fund, which was organized as a Maryland corporation in 1983, is an open-end management investment company and its portfolio of assets is diversified for purposes of the Investment Company Act of 1940 (the "1940 Act"). Previously, it was a Delaware corporation organized in 1966. See Shares under Management of the Fund.

INVESTMENT MANAGEMENT FEES
  The Manager furnishes investment management services to the Fund, subject to the supervision and direction of the Board of Directors. Under the Investment Management Agreement, the annual compensation paid to the Manager is equal to 3/4 of 1% of the average daily net assets, less a proportionate share of all directors' fees paid to the unaffiliated directors by the Fund. See Management of the Fund.

REDEMPTION AND EXCHANGE
  Shares of the Class are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. See Redemption and Exchange.

- 2

 SUMMARY OF EXPENSES

            SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)............... None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)............... None
Redemption Fees..................................... None*
Exchange Fees....................................... None**

                ANNUAL OPERATING EXPENSES
      (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------
Management Fees.................................... 0.75%
12b-1 Fees.........................................  None
Other Operating Expenses........................... 0.37%
                                                    -----
   Total Operating Expenses........................ 1.12%
                                                    =====

  The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly. *CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire. **Exchanges are subject to the requirements of each fund and a front-end sales charge may apply. See Trend Fund A Class and Trend Fund B Class for expense information about those classes.
  The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees.

1 YEAR                3 YEARS                5 YEARS                10 YEARS
------                -------                -------                --------
 $ 11                   $36                    $62                    $136

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

- 3

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Trend Fund, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in its Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge.
--------------------------------------------------------------------------------

                                                                PERIOD
                                                               11/23/92(1)
                                             YEAR ENDED         THROUGH                          YEAR ENDED
                                         6/30/95(1) 6/30/94(1)  6/30/93    6/30/93(2) 6/30/92(2)  6/30/91(2)  6/30/90(2)  6/30/89(2)
Net Asset Value, Beginning of Period...  $12.250    $13.990     $12.760    $11.380      $8.920      $9.970     $10.870     $8.130
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (Loss)(4)........   (0.044)    (0.002)     (0.035)    (0.004)     (0.005)     (0.020)      0.146      0.018
Net Gains or Losses on Securities
 (both realized and unrealized)........    2.884      0.202       1.615      3.754       2.625      (0.460)      1.224      3.042
                                          ------     ------      ------     ------      ------       -----       -----     ------
 Total From Investment Operations......    2.840      0.200       1.580      3.750       2.620      (0.480)      1.370      3.060
                                          ------     ------      ------     ------      ------       -----       -----     ------
LESS DISTRIBUTIONS
------------------
Dividends (from net investment
 income)...............................     none       none        none       none        none      (0.050)     (0.050)      none
Distributions (from capital gains).....   (0.790)    (1.940)     (0.350)    (1.150)     (0.160)     (0.520)     (2.220)    (0.320)
Returns of Capital.....................     none       none        none       none        none        none        none       none
                                          ------     ------      ------     ------      ------       -----       -----     ------
 Total Distributions...................   (0.790)    (1.940)     (0.350)    (1.150)     (0.160)     (0.570)     (2.270)    (0.320)
                                          ------     ------      ------     ------      ------       -----       -----     ------
Net Asset Value, End of Period.........  $14.300    $12.250     $13.990    $13.980     $11.380      $8.920      $9.970    $10.870
                                          ------     ------      ------     ------      ------       -----       -----     ------
                                          ------     ------      ------     ------      ------       -----       -----     ------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................   24.74%      0.83%      21.69%     35.24%(5)   29.31%(5)   (4.82%)(5) 14.32%(5)   39.27%(5)
------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (000's
 omitted)..............................  $55,437    $13,499     $ 2,237    $219,826   $124,548     $78,631     $88,274    $67,111
Ratio of Expenses to Average Daily
 Net Assets............................    1.12%      1.15%       1.21%      1.33%       1.18%       1.29%       1.27%      1.28%
Ratio of Net Investment Income to
 Average Daily Net Assets..............   (0.34%)    (0.50%)     (0.49%)    (0.61%)     (0.43%)     (0.24%)      0.82%      0.19%
Portfolio Turnover Rate................      64%        67%         75%        75%         76%         67%         80%        48%


                                         6/30/88(2) 6/30/87(2) 6/30/86(2/3)
Net Asset Value, Beginning of Period...   $9.120     $8.910        $6.430
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (Loss)(4)........   (0.066)    (0.082)       (0.042)
Net Gains or Losses on Securities
 (both realized and unrealized)........   (0.924)     0.292         2.650
                                           -----      -----         -----
 Total From Investment Operations......    0.990      0.210         2.608
                                           -----      -----         -----
LESS DISTRIBUTIONS
------------------
Dividends (from net investment
 income)...............................     none       none        (0.128)
Distributions (from capital gains).....     none       none          none
Returns of Capital.....................     none       none          none
                                           -----      -----         -----
 Total Distributions...................     none       none        (0.128)
                                           -----      -----         -----
Net Asset Value, End of Period.........   $8.130     $9.120        $8.910
                                           -----      -----         -----
                                           -----      -----         -----
----------------------------------------------------------------------------
TOTAL RETURN...........................  (10.86%)(5)  2.36%(5)     41.37%(5)
------------
----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (000's
 omitted)..............................  $59,879    $79,266     $ 109,884
Ratio of Expenses to Average Daily
 Net Assets............................    1.20%      1.18%         1.20%
Ratio of Net Investment Income to
 Average Daily Net Assets..............   (0.51%)    (0.64%)       (0.57%)
Portfolio Turnover Rate................      63%        93%          113%

------------------
(1) Data are derived from Trend Fund Institutional Class (until September 6, 1994, referred to as Trend Fund (Institutional) class), which commenced operations on November 23, 1992. Ratios and total return for the period November 23, 1992, through June 30, 1993, have been annualized.
(2) Data are derived from data of the Trend Fund A Class (until September 6, 1994, referred to as Trend Fund class) which was subject to 12b-1 distribution expenses effective June 1, 1992.
(3) All figures prior to May 9, 1986, are adjusted for a 2-for-1 stock split paid on that date.
(4) 1995 per share information was based on the average shares outstanding method.
(5) Does not reflect maximum sales charge of 5.75% applicable to Trend Fund A Class.

- 4

INVESTMENT OBJECTIVE
AND POLICIES

INVESTMENT STRATEGY
  The objective of the Fund is long-term capital appreciation. The strategy is to invest primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of the Manager, are responsive to changes within the marketplace and have the fundamental characteristics to support growth.
  The Fund will seek to identify changing and dominant trends within the economy, the political arena and our society. The Fund will purchase securities which it believes will benefit from these trends and which have the fundamentals to exploit them. The fundamentals include managerial skills, product development and sales and earnings.
  In investing for capital appreciation, the Fund may hold securities for any period of time. The Fund may also invest in foreign securities.
  The Fund may purchase privately placed securities the resale of which is restricted under applicable securities laws. Such securities may offer a higher return than comparably registered securities but involve some additional risk as they can be resold only in privately negotiated transactions, in accordance with an exemption from the registration requirements under applicable securities laws or after registration. The Fund will not purchase illiquid assets, including such restricted securities, if more than 10% of the value of its assets would then consist of illiquid securities.
  Certain of the privately placed securities acquired by the Fund will be eligible for resale by the Fund pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A permits many privately placed or legally restricted securities to be freely traded without restriction among certain institutional buyers such as the Fund. While maintaining oversight, the Board of Directors of the Fund has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 10% limitation on investments in illiquid securities.
  Income is not an objective of the Fund. However, should the market warrant a temporary defensive approach, the Fund may also invest in cash equivalents, and fixed income obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as corporate bonds.
  The Fund may invest in repurchase agreements, but will not normally do so except to invest excess cash balances. In a repurchase agreement, the Fund purchases a security and simultaneously agrees to sell it back to the seller at a set (generally higher) price. Delays or losses could result if the other party to the repurchase agreement defaults or becomes insolvent.
  While the Fund is permitted under certain circumstances to borrow money, it does not normally do so. The Fund will not purchase securities while any borrowings are outstanding.
  Although the Fund will constantly strive to attain the objective of long-term capital growth, there can be no assurance that it will be attained. The objective of the Fund may not be changed without shareholder approval. Part B provides more information on the Fund's investment policies and restrictions.

PORTFOLIO LOAN TRANSACTIONS
  The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
  The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

- 5

SUITABILITY
  The Fund may be suitable for the patient investor interested in long-term capital appreciation. The prices of common stocks, especially those of smaller companies, tend to fluctuate, particularly in the shorter term. The investor should be willing to accept the risks associated with investments in growth-oriented securities, some of which may be speculative and subject the Fund to an additional risk. Also, ownership of Fund shares reduces the bookkeeping and administrative inconveniences connected with direct purchases of these securities.
  Net asset value may fluctuate in response to the condition of individual companies and general market and economic conditions and, as a result, the Fund is not appropriate for a short-term investor.
  This Fund is designed primarily for capital appreciation. Providing current income is not an objective of the Fund. Any income produced is expected to be minimal. An investor should not consider a purchase of Fund shares as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used in concert to create a more complete investment program.

BUYING SHARES

  The Distributor serves as the national distributor for the Fund. Shares of the Class may be purchased directly by contacting the Fund or its agent or through authorized investment dealers. All purchases of shares of the Class are at net asset value. There is no front-end or contingent deferred sales charge.
  INVESTMENT INSTRUCTIONS GIVEN ON BEHALF OF PARTICIPANTS IN AN EMPLOYER-SPONSORED RETIREMENT PLAN ARE MADE IN ACCORDANCE WITH DIRECTIONS PROVIDED BY THE EMPLOYER. EMPLOYEES CONSIDERING PURCHASING SHARES OF THE CLASS AS PART OF THEIR RETIREMENT PROGRAM SHOULD CONTACT THEIR EMPLOYER FOR DETAILS.
  Shares of the Class are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement plans from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

- 6

TREND FUND A CLASS AND TREND FUND B CLASS

  In addition to offering the Trend Fund Institutional Class, the Fund also offers the Trend Fund A Class and the Trend Fund B Class, which are described in a separate prospectus relating only to those classes. Shares of Trend Fund A Class and Trend Fund B Class may be purchased through authorized investment dealers or directly by contacting the Fund or its agent. The Trend Fund A Class carries a front-end sales charge and has annual 12b-1 expenses equal to a maximum of .30%. The maximum front-end sales charge as a percentage of the offering price is 5.75% (which, based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year, is equivalent to 6.12% as a percentage of the amount invested) and is reduced on certain transactions of $100,000 or more. The Trend Fund B Class has no front-end sales charge but is subject to annual 12b-1 expenses equal to a maximum of 1%. Shares of the Trend Fund B Class and certain shares of the Trend Fund A Class may be subject to a contingent deferred sales charge upon redemption. The 12b-1 Plan distribution expenses borne by the Trend Fund A Class and the Trend Fund B Class, the front-end sales charge and the limited contingent deferred sales charge, if applicable, to which the Trend Fund A Class is subject and the contingent deferred sales charge to which the Trend Fund B Class is subject may affect performance of those classes. Sales or service compensation available in respect of such classes, therefore, differs from that available in respect of the Class. All three classes of shares have a proportionate interest in the underlying portfolio of securities of the Fund. Total Operating Expenses incurred by the Trend Fund A Class as a percentage of average daily net assets for the fiscal year ended June 30, 1995 were 1.36%. Such expenses incurred by the Trend Fund B Class were 2.12%, annualized. See Part B for performance information about Trend Fund A Class and Trend Fund B Class. To obtain a prospectus relating to the Trend Fund A Class and Trend Fund B Class, contact the Distributor.


HOW TO BUY SHARES
  The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer. In all instances, investors must qualify to purchase shares of the Class.

INVESTING DIRECTLY BY MAIL
1. Initial Purchases--An Investment Application must be completed, signed and sent with a check payable to Trend Fund Institutional Class, to 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to Trend Fund Institutional Class. Your check should be identified with your name(s) and account number.

INVESTING DIRECTLY BY WIRE
  You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 0114-2596 (include your name(s) and your account number for the class in which you are investing).
1. Initial Purchases--Before you invest, telephone the Fund's Client Services Department at 800-828-5052 to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application to Trend Fund Institutional Class, to 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You must advise your Client Services Representative by telephone at 800-828-5052 prior to sending your wire.

INVESTING BY EXCHANGE
  If you have an investment in another mutual fund in the Delaware Group and you qualify to purchase shares of the Class, you may write and authorize an exchange of part or all of your investment into the Class. However, shares of the Trend Fund B Class and the Class B Shares of the other funds in the Delaware Group offering such a class of shares may not be exchanged into the Class. If you wish to open an account by exchange, call your Client Services Representative at 800-828-5052 for more information.

- 7

INVESTING THROUGH YOUR INVESTMENT DEALER
  You can make a purchase of Class shares through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service.

PURCHASE PRICE AND EFFECTIVE DATE
  The purchase price (net asset value) is determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open.

  The effective date of a purchase made through an investment dealer is the date the order is received by the Fund. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the share price is determined, as noted above. Purchase orders received after such time will be effective the next business day.


THE CONDITIONS OF YOUR PURCHASE

  The Fund reserves the right to reject any purchase order. If a purchase is cancelled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.


  The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under $250 as a result of redemptions.


REDEMPTION AND EXCHANGE

  REDEMPTION AND EXCHANGE REQUESTS MADE ON BEHALF OF PARTICIPANTS IN AN EMPLOYER-SPONSORED RETIREMENT PLAN ARE MADE IN ACCORDANCE WITH DIRECTIONS PROVIDED BY THE EMPLOYER. EMPLOYEES SHOULD THEREFORE CONTACT THEIR EMPLOYER FOR DETAILS.
  Your shares will be redeemed or exchanged based on the net asset value next determined after we receive your request in good order. Redemption and exchange requests received in good order after the time the net asset value of shares is determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under Buying Shares. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your Class account number, account registration, and the total number of shares or dollar amount of the transaction. With regard to exchanges, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Fund at 800-828-5052.

- 8

  The Fund will honor written redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied the purchase check has cleared, which may take up to 15 days from the purchase date. The Fund will not honor telephone redemptions for Class shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

  Shares of the Class may be exchanged into any other Delaware Group mutual fund, provided: (1) the investment satisfies the eligibility and other requirements set forth in the prospectus of the fund being acquired, including the payment of any applicable front-end sales charge; and (2) the shares of the fund being acquired are in a state where that fund is registered. If exchanges are made into other shares that are eligible for purchase only by those permitted to purchase shares of the Class, such exchange will be exchanged at net asset value. Shares of the Class may not be exchanged into the Class B Shares of the funds in the Delaware Group. The Fund may suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to shareholders.

  Different redemption and exchange methods are outlined below. There is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.
  All authorizations given by shareholders with respect to an account, including selection of any of the features described below, shall continue in effect until revoked or modified in writing and until such time as such written revocation or modification has been received by the Fund or its agent.
  All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

WRITTEN REDEMPTION AND EXCHANGE
  You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your Class shares or to request an exchange of any or all your Class shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. The request must be signed by all owners of the account or your investment dealer of record.
  For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and may require a signature guarantee. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.
  The redemption request is effective at the net asset value next determined after it is received in good order. Payment is normally mailed the next business day, but no later than seven days, after receipt of your request. The Fund does not issue certificates for shares unless you submit a specific request. If your shares are in certificate form, the certificate must accompany your request and also be in good order.
  Shareholders also may submit their written request for redemption or exchange by facsimile transmission at the following number: 215-972-8864.

- 9

TELEPHONE REDEMPTION AND EXCHANGE
  To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your shares in certificate form, you can only redeem or exchange by written request and you must return your certificates.
  The Telephone Redemption service enabling redemption proceeds to be mailed to the account address of record and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such service available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.
  Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Class shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION--CHECK TO YOUR ADDRESS OF RECORD
  You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your record address. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no later than seven days, after receipt of the request.

TELEPHONE REDEMPTION--PROCEEDS TO YOUR BANK
  Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, the Fund requires a written authorization and may require that you have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. There are no fees for this method, but the mail time may delay getting funds into your bank account. Simply call your Client Services Representative prior to the time the net asset value is determined, as noted above.

TELEPHONE EXCHANGE
  You or your investment dealer of record can exchange shares into any fund in the Delaware Group under the same registration. As with the written exchange service, telephone exchanges are subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges may be subject to limitations as to amounts or frequency.

DIVIDENDS AND DISTRIBUTIONS

  The Fund will make payments from net investment income and net realized securities profits, if any, twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year if necessary to comply with certain requirements of the Internal Revenue Code. During the fiscal year ended June 30, 1995, distributions totaling $0.79 per share of the Class were paid from realized securities profits. On August 7, 1995, a distribution of $0.55 per share of the Class was paid from realized securities profits to shareholders of record July 28, 1995.
  Each class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the Class will not incur any distribution fee under the 12b-1 Plans which apply to the Trend Fund A Class and the Trend Fund B Class.
  Both dividends and distributions, if any, are automatically reinvested in your account at net asset value.

- 10

TAXES

  The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.
  The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, even though received in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders.
  Distributions paid by the Fund from long-term capital gains, received in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.
  Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November, or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the year declared.
  The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of the Fund's shares which had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.
  In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. Shares of the Fund are exempt from Pennsylvania county personal property taxes.
  Each year, the Fund will mail you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. Government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.
  The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.
  The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.
  See Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

- 11

CALCULATION OF NET
ASSET VALUE PER SHARE

  The purchase and redemption price of the Class is the net asset value ("NAV") per share of the Class next computed after the order is received. The NAV is computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open.
  The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.
  Each of the Fund's three classes will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the Class will not incur any of the expenses under the Fund's 12b-1 Plans and Trend Fund A and B Classes alone will bear the 12b-1 Plan fees payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of and dividends paid to each class of the Fund will vary.

MANAGEMENT OF THE FUND

DIRECTORS
  The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the directors and officers.

INVESTMENT MANAGER
  The Manager furnishes investment management services to the Fund.
  The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On June 30, 1995, the Manager and its affiliate, Delaware International Advisers Ltd., were supervising in the aggregate more than $26 billion in assets in the various institutional (approximately $16,227,892,000) and investment company (approximately $9,916,645,000) accounts.

  The Manager is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. As a result of the merger, DMH and the Manager became indirect, wholly-owned subsidiaries of Lincoln National and both are now subject to the ultimate control of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, a new Investment Management Agreement between the Fund and the Manager was executed following shareholder approval.


- 12

  The Manager manages the Fund's portfolio and makes investment decisions which are implemented by the Fund's Trading Department. The Manager also administers the Fund's affairs and pays the salaries of all the directors, officers and employees of the Fund who are affiliated with the Manager. For these services, the Manager is paid an annual fee of 3/4 of 1% of the average daily net assets of the Fund, less all directors' fees paid to unaffiliated directors. This fee was paid by the Fund during the last fiscal year. This fee is higher than that paid by many other funds. The fee may be higher or lower than that paid by funds with comparable investment objectives. Investment management fees paid by the Fund for the fiscal year ended June 30, 1995 were 0.75% of average daily net assets.
  Edward N. Antoian has primary responsibility for making day-to-day investment decisions for the Fund. He has been the Fund's senior portfolio manager since 1984. A graduate of The State University of New York at Albany with an MBA in Finance from the University of Pennsylvania's Wharton School, Mr. Antoian began his career with Price Waterhouse. Prior to joining the Delaware Group in June 1984, he worked in the Institutional Equity Department of E.F. Hutton in Philadelphia. A Chartered Financial Analyst, Mr. Antoian is a member of the Philadelphia Finance Association and the Philadelphia Securities Association.
  In making investment decisions for the Fund, Mr. Antoian regularly consults with Wayne A. Stork, William H. Miller and other members of Delaware's equity department. Mr. Stork, Chairman of the Manager and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Miller is an Assistant Portfolio Manager. He holds a BA in Economics from Trinity College. Prior to joining the Delaware Group in 1995, he worked as a technology analyst for Janney Montgomery Scott in Philadelphia and he has also served as an institutional salesman for Rutherford Brown & Catherwood.

PORTFOLIO TRADING PRACTICES
  The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders. Given the Fund's investment objective, its annual portfolio turnover rate may exceed 100%. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. During the past two fiscal years, the Fund's portfolio turnover rates were 67% for 1994 and 64% for 1995.
  The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/dealer's sales of Fund shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

PERFORMANCE INFORMATION
  From time to time, the Fund may quote total return performance of the Class in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five-and ten-year periods. The Fund may also advertise aggregate and average total return information concerning the Class over additional periods of time.
  Because stock prices fluctuate, investment results of the Class will fluctuate over time and past performance should not be considered as a representation of future results.

STATEMENTS AND CONFIRMATIONS
  You will receive quarterly statements of your account as well as confirmations of all investments and redemptions. You should examine statements and confirmations immediately and promptly report any discrepancy by calling your Client Services Representative.

- 13

FINANCIAL INFORMATION ABOUT THE FUND
  Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. The Fund's fiscal year ends on June 30.

DISTRIBUTION AND SERVICE
  The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for the Fund under a Distribution Agreement dated April 3, 1995. The Distributor bears all of the costs of promotion and distribution.
  The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund under an Agreement dated June 29, 1988. The directors annually review service fees paid to the Transfer Agent. Certain recordkeeping and other shareholder services that otherwise would be performed by the Transfer Agent may be performed by certain other entities and the Transfer Agent may elect to enter into an agreement to pay such other entities for those services. In addition, participant account maintenance fees may be assessed for certain recordkeeping provided as part of retirement plan and administration service packages. These fees are based on the number of participants in the plan and the various services selected by the employer. Fees will be quoted upon request and are subject to change.
  The Distributor and the Transfer Agent are also indirect, wholly-owned subsidiaries of DMH.

EXPENSES
  The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. The ratio of operating expenses to average daily net assets for the Class was 1.12% for the fiscal year ended June 30, 1995.

SHARES
  The Fund is an open-end management investment company. The Fund's portfolio of assets is diversified for purposes of the 1940 Act. Commonly known as a mutual fund, the Fund was organized as a Maryland corporation on March 4, 1983. Previously, it was a Delaware corporation organized in 1966.
  Fund shares have a par value of $.50, equal voting rights, except as noted below, and are equal in all other respects. All Fund shares have noncumulative voting rights which means that the holders of more than 50% of the Fund's shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, the Fund is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund's shares may request that a special meeting be called to consider the removal of a director.
  The Fund also offers the Trend Fund A Class and the Trend Fund B Class of shares which represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the Class, except that shares of the Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to the Trend Fund A Class and the Trend Fund B Class.
  Prior to September 6, 1994, the Trend Fund Institutional Class was known as the Trend Fund (Institutional) class and the Trend Fund A Class was known as the Trend Fund class.

- 14

        For more information contact Delaware Group at 800-828-5052.

INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
Chemical Bank
450 West 33rd Street
New York, NY 10001


P-043[''] BP1095
Printed in the U.S.A.



                      [art]

[Photo of George Washington]



     TREND
      FUND
------------------
  INSTITUTIONAL

PROSPECTUS

OCTOBER 31, 1995

[DELAWARE GROUP LOGO]

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 1

---------------------------------------------------------------
                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                                OCTOBER 31, 1995
---------------------------------------------------------------
   DELAWARE GROUP
---------------------------------------------------------------
   TREND FUND, INC.
---------------------------------------------------------------

   1818 MARKET STREET
   PHILADELPHIA, PA 19103

---------------------------------------------------------------
   FOR MORE INFORMATION ABOUT THE TREND FUND
      INSTITUTIONAL CLASS: 800-828-5052

   FOR PROSPECTUS AND PERFORMANCE OF THE TREND FUND
      A CLASS AND THE TREND FUND B CLASS:
      NATIONWIDE 800-523-4640
      PHILADELPHIA 215-988-1333

   INFORMATION ON EXISTING ACCOUNTS OF THE TREND FUND
      A CLASS AND THE TREND FUND B CLASS:
         (SHAREHOLDERS ONLY)

      NATIONWIDE 800-523-1918
      PHILADELPHIA 215-988-1241

   DEALER SERVICES:
         (BROKER/DEALERS ONLY)

      NATIONWIDE 800-362-7500
      PHILADELPHIA 215-988-1050
---------------------------------------------------------------

   TABLE OF CONTENTS

---------------------------------------------------
   COVER PAGE                                     1
---------------------------------------------------
   INVESTMENT OBJECTIVE AND POLICIES              2
---------------------------------------------------
   PERFORMANCE INFORMATION                        4
---------------------------------------------------
   TRADING PRACTICES AND BROKERAGE                7
---------------------------------------------------
   PURCHASING SHARES                              8
---------------------------------------------------
   INVESTMENT PLANS                              14
---------------------------------------------------
   DETERMINING OFFERING PRICE AND
     NET ASSET VALUE                             17
---------------------------------------------------
   REDEMPTION AND REPURCHASE                     17
---------------------------------------------------
   DIVIDENDS AND REALIZED SECURITIES PROFITS
     DISTRIBUTIONS                               20
---------------------------------------------------
   TAXES                                         21
---------------------------------------------------
   INVESTMENT MANAGEMENT AGREEMENT               21
---------------------------------------------------
   OFFICERS AND DIRECTORS                        22
---------------------------------------------------
   EXCHANGE PRIVILEGE                            25
---------------------------------------------------
   GENERAL INFORMATION                           27
---------------------------------------------------
   APPENDIX A--IRA INFORMATION                   29
---------------------------------------------------
   APPENDIX B--PERFORMANCE OVERVIEW              33
---------------------------------------------------
   APPENDIX C--THE COMPANY LIFE CYCLE            36
---------------------------------------------------
   FINANCIAL STATEMENTS                          37
---------------------------------------------------

   Delaware Group Trend Fund, Inc. (the "Fund") is a professionally-managed mutual fund. The Fund offers three classes (individually, a "Class" and collectively, the "Classes") of shares--the Trend Fund A Class (the "Class A Shares"), the Trend Fund B Class (the "Class B Shares") (Class A Shares and Class B Shares together, referred to as "Fund Classes") and the Trend Fund Institutional Class (the "Institutional Class"). Class B Shares and Institutional Class shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. The Class A Shares are subject to a maximum front-end sales charge of 5.75% and annual 12b-1 Plan expenses. The Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against the Class B Shares for no longer than approximately eight years after purchase. See Automatic Conversion of Class B Shares in the Fund Classes' Prospectus. All references to "shares" in this Statement of Additional Information ("Part B" of the registration statement) refer to all Classes of shares of the Fund, except where noted.
   This Part B supplements the information contained in the current Prospectuses for the Fund Classes and the Institutional Class dated October 31, 1995, as may be amended from time to time. It should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A Prospectus relating to the Fund Classes and a Prospectus relating to the Institutional Class may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

                                                                             - 1

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 2

INVESTMENT OBJECTIVE
AND POLICIES

  The objective of the Fund, which is a fundamental policy and cannot be changed without shareholder approval, is capital appreciation. The strategy is to invest primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of Delaware Management Company, Inc. (the "Manager"), are responsive to changes within the marketplace and have the fundamental characteristics to support growth. Income will not be a significant investment factor except so far as future dividend growth may affect market appraisal of a security. Purchases and sales of portfolio securities will be based upon management's judgment of economic and market trends in addition to fundamental investment analysis. The Fund will seek to identify changing and dominant trends affecting securities values which it believes will offer the opportunities for growth of capital, such as trends in the overall economic environment (including social, political, monetary and technological trends); trends within a company and its industry reflected by, for example, improving managerial skills, new product development and sales and earnings trends; and trends in market prices of various types of categories of investments. Since the production of income is not an objective of the Fund, any income earned and paid to shareholders will likely be minimal. An investor should not consider a purchase of Fund shares as equivalent to a complete investment program.
  Although the Fund will constantly strive to attain the objective of capital appreciation, of course there can be no assurance that it will be attained. It also should be borne in mind that investing in securities believed to have a potential for capital appreciation may involve exposure to a greater risk than securities which do not have growth characteristics, and that the shares of the Fund will fluctuate in value. Investing for this objective, the Fund usually will invest in common stocks or securities convertible into common stocks of emerging and other growth-oriented companies, some of which may be of a speculative nature and subject the Fund to an additional risk. However, from time to time, the Fund may, in its judgment, depending upon prevailing circumstances, and for defensive purposes without limit as to the proportion of assets invested, hold varying proportions of cash, U.S. Government securities, nonconvertible securities and straight debt securities.
  In investing for capital appreciation, the Fund may hold securities for any period of time. See Portfolio Turnover under Trading Practices and Brokerage.
  While the Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest excess cash balances. A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis.
  The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 (the "1940 Act") to allow the Delaware Group funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.
  While the Fund is permitted under certain circumstances to borrow money and invest in investment company securities, it does not normally do so. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.
  The Fund may purchase privately placed securities which may be resold only in privately negotiated transactions, in accordance with an exemption from registration under applicable securities laws or after registration. The registration process may involve delays which could result in the Fund obtaining a less favorable price on resale. In addition, to the extent that there is no established trading market for restricted securities, it will be more difficult for the Fund to obtain precise valuations for such securities in its portfolio. As a result, judgment may play a greater role in valuing such securities than is normally the case.
  Certain of the privately placed securities acquired by the Fund will be eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). The Fund's Board of Directors has instructed the Manager to consider the following factors in determining the liquidity of Rule 144A Securities: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period of time, uninterested in purchasing these securities.
  Although it is not a matter of fundamental policy, the Fund may invest not more than 5% of its assets in foreign securities. Foreign markets may be more volatile than U.S. markets. Such investments involve sovereign risk in addition to the normal risks associated with American securities. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., the value of foreign

                                                                             - 2

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 3

investments would increase with a fall in the value of the dollar, and decrease with a rise in the value of the dollar) and control regulations apart from market fluctuations. The Fund may also experience delays in foreign securities settlement.

PORTFOLIO LOAN TRANSACTIONS
  The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
  It is the understanding of the Manager that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows:
1) each transaction must have 100% collateral in the form of cash, short-term U.S. Government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.
  The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

INVESTMENT RESTRICTIONS
  The Fund has the following investment restrictions which may not be amended without approval of a majority of the outstanding voting securities, which is the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.
   1. Not to invest more than 5% of the value of its assets in securities of any one company (except U.S. Government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.
   2. Not to acquire control of any company.
   3. Not to purchase or retain securities of any company which has an officer or director who is an officer or director of the Fund, or an officer, director or partner of its investment manager if, to the knowledge of the Fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.
   4. Not to invest in securities of other investment companies except at customary brokerage commissions rates or in connection with mergers, consolidations or offers of exchange.
   5. Not to purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets.
   6. Not to make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.) Any investment in real estate together with any investment in illiquid assets cannot exceed 10% of the value of the Fund's assets.
   7. Not to sell short any security or property.
   8. Not to deal in commodities.
   9. Not to borrow money in excess of 10% of the value of its assets, and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.
  10. Not to make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
  11. Not to invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.
  12. Not to act as an underwriter of securities of other issuers.
  13. No long or short positions on shares of the Fund may be taken by its officers, directors or any of its affiliated

                                                                             - 3

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 4

persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares.
  14. Not to invest more than 25% of its assets in any one particular industry. Although it is not a matter of fundamental policy, the Fund has also made a commitment that it will not invest in warrants valued at the lower of cost or market exceeding 5% of the Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. In addition, although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

PERFORMANCE INFORMATION

  From time to time, the Fund may state each Class' total return in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year periods. The Fund may also advertise aggregate and average total return information of each Class over additional periods of time.
  The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                       n
                                 P(1+T)  = ERV

Where:  P   -  a hypothetical initial purchase
               order of $1,000 from which the
               maximum front-end sales charge
               with respect to Class A Shares, if
               any, is deducted;
        T   -  average annual total return;
        n   -  number of years;
        ERV -  redeemable value of the
               hypothetical $1,000 purchase at
               the end of the period after the
               deduction of the applicable CDSC,
               if any, with respect to Class B
               Shares.

  Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to the Class B Shares, includes the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.
  The performance of the Class A Shares and the Institutional Class, as shown below, is the average annual total return quotations for the one-, three-, five-, ten- and fifteen-year periods ended June 30, 1995 and for the life of these Classes, computed as described above. The average annual total return for the Class A Shares at offer reflects the maximum front-end sales charges paid on the purchase of shares. The average annual total return for the Class A Shares at net asset value (NAV) does not reflect the payment of the maximum front-end sales charge of 5.75%. Stock prices fluctuated during the periods covered and past results should not be considered as representative of future performance. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of the Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.

                                 AVERAGE ANNUAL TOTAL RETURN
                              CLASS A     CLASS A
                              SHARES(1)   SHARES(1) INSTITUTIONAL
                            (AT OFFER)   (AT NAV)       CLASS(2)
1 year ended 6/30/95           17.29%      24.40%       24.74%
3 years ended 6/30/95          16.85%      19.17%       19.40%
5 years ended 6/30/95          14.44%      15.81%       15.94%
10 years ended 6/30/95         14.96%      15.64%       15.71%
15 years ended 6/30/95         16.40%      16.86%       16.91%
Period 10/3/68(3)
through 6/30/95                 8.49%       8.73%        8.75%

(1) Class A Shares began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.
(2) Date of initial public offering was November 23, 1992.
(3) Date of initial public offering of Class A Shares.

  The performance of the Class B Shares, as shown below, is the aggregate total return quotation for the period September 6, 1994 (date of initial public offering) through June 30, 1995. The aggregate total return for Class B Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at June 30, 1995. The aggregate total return for Class B Shares excluding deferred sales charge assumes the shares were not redeemed at June 30, 1995 and therefore does not reflect the deduction of a CDSC.

                                         AGGREGATE TOTAL RETURN
                                    CLASS B SHARES    CLASS B SHARES
                                      (INCLUDING        (EXCLUDING
                                       DEFERRED          DEFERRED
                                     SALES CHARGE)     SALES CHARGE)
Period 9/6/94(1)through 6/30/95     12.68%            16.68%

(1) Date of initial public offering of Class B Shares; total return for this short of a time period may not be representative of longer-term results.

  From time to time, the Fund may also quote each Class' actual total return performance, dividend results and other performance information in advertising and other types of literature and may compare that information to, or may separately illustrate similar information reported by the Standard and Poor's 500 Stock Index and the Dow Jones Industrial Average and other unmanaged indices.

                                                                             - 4

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 5

  The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The total return performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes common stocks considered by the Manager to be more aggressive than those tracked by these indices.
  Comparative information on the Consumer Price Index and the CDA Growth Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment. The CDA Growth Index was developed and is maintained by CDA Technologies, Inc. The Index is comprised of 230 separately-managed, growth-oriented equity mutual funds. It reflects the reinvestment of any dividend and capital gains distributions paid during a specified period.
  Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable Fund activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales in the Fund. Any indices used are not managed for any investment goal.

  CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

  Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

  Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed income price and return information.

  Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

  Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations.

  The Fund may also state total return performance for each Class in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end or contingent deferred sales charge, if any, paid on the illustrated investment amount against the first year's return. From time to time, the Fund may quote actual total return performance for each Class in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.
  The following table is an example, for the purposes of illustration only, of cumulative total return performance for the Class A Shares and the Institutional Class for the three-, six- and nine-month periods ended June 30, 1995, for the one-, three-, five-, ten- and fifteen-year periods ended June 30, 1995 and for the life of these Classes. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. Comparative information on the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the NASDAQ Composite Index is also included.
  The performance of the Class A Shares and the Institutional Class, as shown below, reflects maximum front-end sales charges, if any, paid on the purchase of shares, as applicable, but not any income taxes payable by shareholders on the reinvested distributions included in the calculations. The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

                                                                             - 5

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 6

                               CUMULATIVE TOTAL RETURN
                 CLASS A                   STANDARD
                 SHARES(1)  INSTITUTIONAL  & POOR'S  DOW JONES  NASDAQ
                (AT OFFER)     CLASS(2)      500     INDUSTRIAL COMPOSITE
3 months ended
6/30/95             4.8%         11.2%         9.5%     10.3%    14.2%
6 months ended
6/30/95            14.0%         21.1%        20.2%     20.4%    24.1%
9 months ended
6/30/95            10.0%         16.9%        20.2%     21.0%    22.1%
1 year ended
6/30/95            17.3%         24.7%        26.1%     29.2%    32.2%
3 years ended
6/30/95            59.6%         70.2%        45.2%     49.5%    65.6%
5 years ended
6/30/95            96.3%        109.5%        76.8%     84.1%   101.9%
10 years ended
6/30/95           303.3%        330.3%       292.7%    380.6%   215.1%
15 years ended
6/30/95           875.3%        941.3%       743.8%    872.1%   491.6%
Period 10/3/68(3)
through 6/30/95   782.8%        842.2%     1,404.1%  1,418.7%    N/A

(1) Class A Shares began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.
(2) Date of initial public offering was November 23, 1992. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of the Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.
(3) Date of initial public offering of Class A Shares.

  The performance of the Class B Shares, as shown below, is the cumulative total return quotation for the three-, six-and nine-month periods ended June 30, 1995 and for the life of this Class. The aggregate total return for Class B Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at June 30, 1995. The aggregate total return for Class B Shares excluding deferred sales charge assumes the shares were not redeemed at June 30, 1995 and therefore does not reflect the deduction of a CDSC. Comparative information on the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the NASDAQ Composite Index is also included.

                                CUMULATIVE TOTAL RETURN
                   CLASS B     CLASS B
                    SHARES      SHARES
                  (INCLUDING  (EXCLUDING
                   DEFERRED    DEFERRED   STANDARD
                    SALES       SALES     & POOR'S  DOW JONES  NASDAQ
                   CHARGE)     CHARGE)      500     INDUSTRIAL COMPOSITE
3 months ended
6/30/95               6.9%       10.9%       9.5%     10.3%    14.2%
6 months ended
6/30/95              16.5%       20.5%      20.2%     20.4%    24.1%
9 months ended
6/30/95              12.1%       16.1%      20.2%     21.0%    22.1%
Period 9/6/94(1)
through 6/30/95      12.7%       16.7%      18.1%     19.5%    22.9%

(1) Date of initial public offering of Class B Shares; total return for this short of a time period may not be representative of longer-term results.

  For additional performance information, see Appendix B.
  Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

THE POWER OF COMPOUNDING

  When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

                                                                             - 6

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 7

COMPOUNDED RETURNS


  Results of various assumed fixed rates of return on a $10,000 investment compounded quarterly for 10 years:



                  8% Rate of Return     10% Rate of Return    12% Rate of Return    14% Rate of Return
                  -----------------     ------------------    ------------------    ------------------
12-'85                $10,824                $11,038               $11,255                $11,475
12-'86                $11,717                $12,184               $12,668                $13,168
12-'87                $12,682                $13,449               $14,258                $15,111
12-'88                $13,728                $14,845               $16,047                $17,340
12-'89                $14,859                $16,386               $18,061                $19,898
12-'90                $16,084                $18,087               $20,328                $22,833
12-'91                $17,410                $19,965               $22,879                $26,202
12-'92                $18,845                $22,038               $25,751                $30,067
12-'93                $20,399                $24,326               $28,983                $34,503
12-'94                $22,080                $26,851               $32,620                $39,593


                                    [GRAPH]

  These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures do not reflect payment of applicable taxes, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.

TRADING PRACTICES AND
BROKERAGE

  The Fund selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.
  During the fiscal years ended June 30, 1993, 1994 and 1995, the aggregate dollar amounts of brokerage commissions paid by the Fund were $205,614, $188,574 and $542,083, respectively.
  The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.
  During the fiscal year ended June 30, 1995, portfolio transactions of the Fund in the amount of $58,447,750, resulting in brokerage commissions of $258,819, were directed to brokers for brokerage and research services provided.
  As provided in the Securities Exchange Act of 1934 and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

                                                                             - 7

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 8

  The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.
  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Fund may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

PORTFOLIO TURNOVER
  In investing for capital appreciation, the Fund may hold securities for any period of time. It is anticipated that, given the Fund's investment objective, its annual portfolio turnover rate will be higher than that of many other investment companies. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders. Total brokerage costs generally increase with higher portfolio turnover rates. To the extent the Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares.
  The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.
  During the past two fiscal years, the Fund's portfolio turnover rates were 67% for 1994 and 64% for 1995.

PURCHASING SHARES


  The Distributor serves as the national distributor for the Fund's three classes of shares--the Class A Shares, the Class B Shares and the Institutional Class, and has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for information on how to invest. Shares of the Fund are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting the Fund or its agent. The minimum for initial investments with respect to the Class A Shares is $250 and with respect to the Class B Shares is $1,000. The minimum initial investment with respect to Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. For any subsequent investment, the investment minimum is $25 with respect to the Class A Shares and $100 with respect to the Class B Shares. The minimum subsequent investment with respect to the Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Class B Shares are also subject to a maximum purchase limitation of $250,000. The Fund will therefore reject any order for purchase of more than $250,000 of Class B Shares. (See Investment Plans for purchase limitations applicable to each of the Fund's master Retirement Plans.) There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied. Selling dealers have the responsibility of transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest.

  Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of the Class B Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing shares purchased by sending a letter to the Transfer Agent requesting the certificate. No charge is made for any certificate issued. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.
  The NASD has adopted amendments to its Rules of Fair Practice relating to investment company sales charges. The

                                                                             - 8

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 9

Fund and the Distributor intend to operate in compliance with these rules.
  Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.

  Class B Shares are purchased at net asset value and are subject to a CDSC of:
(i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against the Class B Shares for no longer than approximately eight years after purchase. See Automatic Conversion of Class B Shares in the Fund Classes' Prospectus, and Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.

  Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. Institutional Class shares, Class A Shares and Class B Shares represent a proportionate interest in the Fund's assets and will receive a proportionate interest in the Fund's income, before application, as to the Class A and Class B Shares, of any expenses under the Fund's 12b-1 Plans.

ALTERNATIVE PURCHASE ARRANGEMENTS
  The alternative purchase arrangements of the Class A and Class B Shares permit investors to choose the method of purchasing shares that is most beneficial given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, under their particular circumstances, it is more advantageous to purchase the Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of .30% of the average daily net assets of the Class A Shares or to purchase the Class B Shares and have the entire initial purchase price invested in the Fund with the investment thereafter subject to a CDSC if shares are redeemed within six years of purchase and annual 12b-1 Plan expenses of 1% (.25% of which are service fees to be paid by the Fund to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of the average daily net assets of the Class B Shares for no longer than approximately eight years after purchase.

CLASS A SHARES
  Purchases of $100,000 or more of the Class A Shares at the offering price currently carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features--Class A Shares for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

                                 Class A Shares

------------------------------------------------------------------------------
                                          Front-End Sales
                                          Charge as % of          Dealer's
                                                                Concession***
                                       Offering     Amount         as % of
         Amount of Purchase             Price     Invested**   Offering Price
------------------------------------------------------------------------------
Less than $100,000                       5.75%       6.12%           5.00%
$100,000 but under $250,000              4.75        4.99            4.00
$250,000 but under $500,000              3.50        3.63            3.00
$500,000 but under $1,000,000*           3.00        3.09            2.60


*There is no front-end sales charge on purchases of $1 million or more but, under certain limited circumstances, a 1% contingent deferred sales charge may apply. The contingent deferred sales charge ("Limited CDSC") that may be applicable to purchases of Class A Shares arises only in the case of certain net asset value purchases which have triggered the payment of a dealer's commission.

----------------------------------------------------------------

The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous purchases and current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full front-end sales charge shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.

 **Based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year.



***Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
----------------------------------------------------------------


  Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and to increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional concession will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

DEALER'S COMMISSION--CLASS A SHARES
  For initial purchases of Class A Shares of $1,000,000 or more made on or after June 1, 1993, a dealer's commission may be paid by the Distributor to financial advisers through

                                                                             - 9

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 10

whom such purchases are effected in accordance with the following schedule:



       AMOUNT OF PURCHASE            DEALER'S COMMISSION
---------------------------------    -------------------
                                     (as a percentage of
                                      amount purchased)
Up to $2 million                             1.00%
Next $1 million up to $3 million              .75
Next $2 million up to $5 million              .50
Amount over $5 million                        .25

  In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see Redemption and Repurchase) may be aggregated with those of the Class A Shares of the Fund. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. The Distributor also should be consulted concerning the availability of and program for these payments.
  An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.

CLASS B SHARES
  Class B Shares are purchased without the imposition of a front-end sales charge at the time of purchase. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of the shares at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemption of shares received upon reinvestment of dividends or capital gains. See the Prospectus for the Fund Classes under Buying Shares--Contingent Deferred Sales Charge for a list of the instances in which the CDSC is waived.
  The following table sets forth the rates of the CDSC for the Class B Shares of the Fund:

                     CONTINGENT DEFERRED
                        SALES CHARGE
                     (AS A PERCENTAGE OF
   YEAR AFTER           DOLLAR AMOUNT
  PURCHASE MADE      SUBJECT TO CHARGE)
-----------------    -------------------
0-2                          4%
3-4                          3%
5                            2%
6                            1%
7 and thereafter            None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares of the Fund, the Class B Shares will continue to be subject to annual 12b-1 Plan expenses of 1% of average daily net assets representing such shares. At the end of no longer than approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Fund. See Automatic Conversion of Class B Shares in the Fund Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus for the Fund Classes.

PLANS UNDER RULE 12b-1 FOR THE FUND CLASSES

  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a separate plan for each of the Class A Shares and the Class B Shares of the Fund (the "Plans"). The Plan relating to the Class A Shares permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class A Shares. Similarly, the Plan relating to the Class B Shares permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class B Shares. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Institutional Class shares. Shareholders of the Institutional Class may not vote on matters affecting the Plans.
  The Plans permit the Fund, pursuant to the Distribution Agreement, to pay out of the assets of the Class A Shares and Class B Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The 12b-1 Plan expenses relating to the Class B Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.
  In addition, the Fund may make payments out of the assets of the Class A Shares and the Class B Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of the Fund Classes or provide services to such classes.
  The maximum aggregate fee payable by the Fund under the Plans, and the Fund's Distribution Agreement, is on an annual basis .30% of the Class A Shares' average daily net assets for the year, and 1% (.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of the Class B Shares' average daily net assets for the year. The Fund's Board of Directors may reduce these amounts at any time.
  Effective June 1, 1992, the Board of Directors has determined that the annual fee, payable on a monthly basis, for the Class A Shares, under its Plan, will be equal to the sum of: (i) the amount obtained by multiplying .30% by the

                                                                            - 10

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 11

average daily net assets represented by shares of the Class A Shares that were acquired by shareholders on or after June 1, 1992, and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by shares of the Class A Shares that were acquired before June 1, 1992. While this is the method for calculating the 12b-1 fees to be paid by the Class A Shares, the fee is a Class expense so that all shareholders of that Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same per share rate. As Class A Shares are sold on or after June 1, 1992, the initial rate of at least
 .10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan will also increase (but will not exceed .30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, the Plan permits the Fund to pay a full .30% on all Class A Shares assets at any time.
  All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of the Class A and Class B Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.
  From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

  The Plans, the Distribution Agreement and the service agreement relating thereto have all been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the form of service agreement must be approved annually by the Board of Directors in the same manner as specified above.


  Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, the Class A Shares and the Class B Shares and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans, the Distribution Agreement and the service agreement with any broker/dealers or others relating to a Fund Class may be terminated at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

  For the fiscal year ended June 30, 1995, payments from the Class A Shares pursuant to its Plan amounted to $671,067 and such payments were used for the following purposes: Annual and Semi-Annual Reports--$23,141; Broker Trails--$522,922; Commissions to Wholesalers--$73,738; Promotional-Broker Meetings--$9,113; Promotional- Other--$15,052; Telephone--$2,095; Wholesaler Expenses--$22,343; and Prospectus Printing--$2,663.
  For the period September 6, 1994 (date of initial public offering) through June 30, 1995, payments from the Class B Shares pursuant to its Plan amounted to $16,004 and such payments were used for the following purposes: Broker Sales Charges--$5,902; Commissions to Wholesalers--$815; Promotional-Broker Meetings--$48; Telephone--$25; Interest on Broker Sales Charges--$5,300; and Broker Trails--$3,914.

OTHER PAYMENTS TO DEALERS--CLASS A AND CLASS B SHARES
  From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.
  In connection with the sale of Delaware Group fund shares, the Distributor may, at its own expense, pay to participate in or reimburse dealers with whom it has a selling agreement for expenses incurred in connection with seminars and conferences sponsored by such dealers and may pay or allow additional promotional incentives, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, in the form of sales contests to dealers who sell shares of the funds. Such seminars and conferences and the terms of such sales contests must be preapproved by the Distributor. Payment may be up to 100% of the expenses incurred or awards made in connection with seminars, conferences or contests relating to the promotion of fund shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

                                                                            - 11

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 12

SPECIAL PURCHASE FEATURES--CLASS A SHARES

BUYING AT NET ASSET VALUE
  The Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the 12-Month Reinvestment Privilege and the Exchange Privilege.
  Current and former officers, directors and employees of the Fund, any other fund in the Delaware Group, the Manager, or any of the Manager's affiliates that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Spouses, parents, brothers, sisters and children (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charges. Purchases of Class A Shares also may be made at net asset value by bank employees that provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Also, officers, directors and key employees of institutional clients of the Manager or any of its affiliates, may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Fund may reasonably require to establish eligibility for purchase at net asset value. The Fund must be notified in advance that the trade qualifies for purchase at net asset value.
  Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

LETTER OF INTENTION
  The reduced front-end sales charges described above with respect to the Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Fund, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of the Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on the Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge or contingent deferred sales charge, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from shares which do) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares of the Fund and the corresponding class of shares of other Delaware Group funds which offer such shares may be aggregated with the Class A Shares of the Fund and the corresponding class of shares of the other Delaware Group funds.
  Employers offering a Delaware Group Retirement Plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of the Class A Shares made by the Plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of Plan establishment. The level and any reduction in front-end sales charge will be based on actual Plan participation and the projected investments in Delaware Group funds that are offered with a front-end sales charge or contingent deferred sales charge for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the Plan for further

                                                                            - 12

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 13

discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the Plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the Plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge or contingent deferred sales charge of any class. Class B Shares of the Fund and other Delaware Group funds which offer a corresponding class of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE
  In determining the availability of the reduced front-end sales charge previously set forth with respect to the Class A Shares, purchasers may combine the total amount of any combination of the Fund Classes of the Fund as well as any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge or contingent deferred sales charge, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from shares which do).
  The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under the age 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION
  In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of the Fund Classes of the Fund as well as any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge or contingent deferred sales charge, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from shares which do). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of the Class A Shares, the charge applicable to the $60,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE
  Shareholders of the Class A Shares (and of the Institutional Class holding shares which were acquired through an exchange of one of the other mutual funds in the Delaware Group offered with a front-end sales charge) who redeem such shares of the Fund have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of the Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to redemption of Class B Shares.
  Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.
  Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectus) in connection with the features described above.

GROUP INVESTMENT PLANS

  Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page 9, based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when


                                                                            - 13

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 14


determining the applicable front-end sales charge on purchases to non-retirement Delaware Group investment accounts if they so notify the Fund in connection with each purchase. For other Retirement Plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.


TREND FUND INSTITUTIONAL CLASS
  The Institutional Class is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement account from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.
  Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT
  Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the account of the holders of such shares (based on the net asset value of the Fund in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year. A confirmation of any distributions paid near the end of the calendar year to comply with certain requirements of the Internal Revenue Code will normally be mailed to shareholders at or promptly following the time that such payment is made.
  Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Fund for $25 or more with respect to the Class A Shares and $100 or more with respect to the Class B Shares; no minimum applies to the Institutional Class. Such purchases are made for the Class A Shares at the public offering price, and for the Class B Shares and Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER
DELAWARE GROUP FUNDS
  Subject to applicable eligibility and minimum purchase requirements and the limitations set forth below, shareholders of the Class A Shares and Class B Shares may automatically reinvest dividends and/or distributions from the Fund in any of the other mutual funds in the Delaware Group, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Dividend Reinvestment Plan in the Prospectus for the Fund Classes.
  Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Fund, provided an account has been established. Dividends from the Class A Shares may not be directed to the Class B Shares of another fund in the Delaware Group. Dividends from the Class B Shares may only be directed to the Class B Shares of another fund in the Delaware Group that offers such class of shares. See Class B Funds in the Fund Classes' Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Fund shares.
  This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

INVESTING BY ELECTRONIC FUND TRANSFER
  Direct Deposit Purchase Plan--Investors of the Class A Shares and the Class B Shares may arrange for the Fund to accept for investment, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's

                                                                            - 14

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 15

account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.
  Automatic Investing Plan--Shareholders of the Class A Shares and Class B Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into the Class. This type of investment will be handled in either of the two ways noted below. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.
  This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                                     * * *

  Investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $25 or more with respect to the Class A Shares and $100 or more with respect to the Class B Shares. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.
  Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

DIRECT DEPOSIT PURCHASES BY MAIL
  Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Fund for proper instructions.

RETIREMENT PLANS FOR THE FUND CLASSES
  An investment in the Fund may be suitable for tax-deferred Retirement Plans. Among the Retirement Plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares. See the Prospectus for the Fund Classes under Buying Shares--Contingent Deferred Sales Charge for a list of the instances in which the CDSC is waived.

  A maximum purchase limitation of $250,000 with respect to Class B Shares (if available) is imposed on the initial purchase of such shares by a Retirement Plan. The maximum purchase limitations apply only to the initial purchase of shares by the Retirement Plan. Minimum investment limitations do not apply to Retirement Plans other than Individual Retirement Accounts ("IRAs") for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25 regardless of which class is selected. Retirement Plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based on the number of participants in the Plan as well as the services selected. Additional information about fees is included in Retirement Plan materials. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans. Fees are quoted upon request.

  Certain shareholder investment services available to non-retirement plan shareholders may not be available to Retirement Plan shareholders. Certain Retirement Plans may qualify to purchase shares of the Institutional Class. See Trend Fund Institutional Class above. For additional information on any of the Plans and Delaware's retirement services, call the Shareholder Service Center telephone number.
  With respect to the annual maintenance fees per account referred to above, "account" shall mean any account or group of accounts within a Plan type identified by a common tax identification number between or among them. Shareholders are responsible for notifying the Fund when more than one account is maintained under a single tax identification number.
  IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.
  Taxable distributions from the Retirement Plans described below may be subject to withholding.
  Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
  Prototype Plans are available for self-employed individuals, partnerships and corporations which replace the former

                                                                            - 15

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 16

Keogh and corporate retirement plans. These Plans contain profit sharing or money purchase pension plan provisions. Contributions may be invested only in Class A Shares.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

  A document is available for an individual who wants to establish an IRA by making contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year or elects to be treated as having no compensation for the year. Investments in each of the Fund Classes are permissible.

  The Tax Reform Act of 1986 (the "Act") restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who are not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.
  A company or association may establish a Group IRA for employees or members who want to purchase shares of the Fund. Purchases of $1 million or more of the Class A Shares qualify for purchase at net asset value but may, under certain circumstances, be subject to a Limited CDSC. See Purchasing Shares concerning reduced front-end sales charges applicable to Class A Shares.
  Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. See Class B Shares under Alternative Purchase Arrangements concerning the applicability of a CDSC upon redemption.
  See Appendix A for additional IRA information.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")
  A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Fund Classes is available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")
  Employers with 25 or fewer eligible employees can establish this plan which permits employer contributions and salary deferral contributions in Class A Shares only.

PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN
  Section 401(k) of the Internal Revenue Code of 1986 (the "Code") permits employers to establish qualified plans based on salary deferral contributions. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares or certain other funds in the Delaware Group. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table on page 9.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS
AND NON-PROFIT ORGANIZATIONS ("403(b)(7)")
  Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase either of the Fund Classes in conjunction with such an arrangement. Applicable front-end sales charges with respect to Class A Shares for such purchases are set forth in the table on page 9.

DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")
  Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of either of the Fund Classes. Although investors may use their own plan, there is available a Delaware Group 457 Deferred Compensation Plan. Interested investors should contact the

                                                                            - 16

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 17

Distributor or their investment dealers to obtain further information. Applicable front-end sales charges for such purchases of Class A Shares are set forth in the table on page 9.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

  Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Fund or its agent. Selling dealers have the responsibility of transmitting orders promptly.
  The offering price for the Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.
  An example showing how to calculate the net asset value per share and, in the case of the Class A Shares, the offering price per share, is included in the Fund's financial statements which are incorporated by reference into this Part B.
  The Fund's net asset value per share is computed by adding the value of all the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining the Fund's total net assets, portfolio securities primarily listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on that exchange. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.
  Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the Fund's 12b-1 Plans and shares of the Fund Classes alone will bear the 12b-1 Plan fees payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of and dividends paid to each Class of the Fund will vary.

REDEMPTION AND REPURCHASE

  Any shareholder may require the Fund to redeem shares by sending a WRITTEN REQUEST, signed by the record owner or owners exactly as the shares are registered, to the Fund, 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. The Fund does not issue certificates for Class A Shares or Institutional Class shares, unless a shareholder specifically requests them. The Fund does not issue certificates for Class B Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the Fund requires a request signed by all owners of the shares or the investment dealer of record, but does not require signature guarantees. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.
  In addition to redemption of shares by the Fund, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund or its agent, less any applicable contingent deferred sales charge. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value.The Fund and the Distributor end their business day at 5 p.m., Eastern time. This offer is

                                                                            - 17

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 18

discretionary and may be completely withdrawn without further notice by the Distributor.
  Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (less any applicable contingent deferred sales charge), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.
  Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Prospectus for the Fund Classes. The Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. See Contingent Deferred Sales Charge under Buying Shares in the Prospectus for the Fund Classes. Except for such contingent deferred sales charges and, with respect to the expedited payment by wire described below, for which there is currently a $7.50 bank wiring cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.
  Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order.
  If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares in a written request, the Fund will honor the redemption request but will not mail the proceeds until it is reasonably satisfied of the collection of the investment check. This potential delay can be avoided by making investments by wiring Federal Funds.
  If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.
  In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.
  Payment for shares redeemed or repurchased may be made in either cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.
  The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

SMALL ACCOUNTS

  Before the Fund redeems shares from an account that has remained below the minimum amounts required by the Fund's Prospectus and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under Buying Shares in the Prospectus. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No contingent deferred sales charge will apply to the redemptions described in this paragraph of the Class A and the Class B Shares.


                                     * * *
  The Fund has available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

EXPEDITED TELEPHONE REDEMPTIONS
  Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Fund at 800-523-1918 (in Philadelphia, 215-988-1241) or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.
  In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the Fund, as described above. An authorization form must have been completed by the

                                                                            - 18

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 19

shareholder and filed with the Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:
  1. PAYMENT BY WIRE: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.
  2. PAYMENT BY CHECK: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.
  REDEMPTION REQUIREMENTS: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.
  To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.
  The Fund will not honor telephone redemptions for Fund shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared.
  If expedited payment under these procedures could adversely affect the Fund, the Fund may take up to seven days to pay the shareholder.
  Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

SYSTEMATIC WITHDRAWAL PLAN
  Shareholders of the Class A Shares who own or purchase $5,000 or more of shares at the offering price for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for the Fund's prototype Retirement Plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

  Checks are dated the 15th of the month (unless such date falls on a holiday or a Sunday) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.

  The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from Retirement Plans may have adverse tax consequences.
  Withdrawals under this plan by the holders of Class A Shares or any similar plan of any other investment company charging a front-end sales charge made concurrently with the purchases of the Class A Shares of this or the shares of any other investment company will ordinarily be disadvantageous to the shareholder because of the payment of duplicative sales charges. Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan and a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan can take effect, except if the shareholder is a participant in one of our Retirement Plans or is investing in Delaware Group funds which do not carry a sales charge. Also, redemptions pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase.
  An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its credit-worthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice. The Systematic Withdrawal Plan is not available with respect to the Class B Shares or the Institutional Class.

                                                                            - 19

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 20

WEALTH BUILDER OPTION
  Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. See Wealth Builder Option and Redemption and Exchange in the Prospectus for the Fund Classes.
  The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.
  Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges.
  Shareholders can also use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group, subject to the conditions and limitations described in the Fund Classes' Prospectus. Shareholders can terminate their participation at any time by written notice to the Fund.
  This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

  The Fund will make payments from its net investment income and net realized securities profits, if any, twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Internal Revenue Code. During the fiscal year ended June 30, 1995, distributions totaling $0.790 per share of each of the Class A Shares and Institutional Class were paid from realized securities profits. On August 7 1995, a distribution of $0.550 per share of each Class was paid from realized securities profits to shareholders of record July 28, 1995.
  All dividends and any capital gains distributions will be automatically reinvested for the shareholder in additional shares at net asset value unless, in the case of shareholders in the Fund Classes, the shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.
  Each Class of shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that the Class A Shares and the Class B Shares alone will incur distribution fees under their respective 12b-1 Plans.
  Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

TAXES

  It is the Fund's policy to pay out substantially all net investment income and net realized gains to shareholders to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under Subchapter M of the Internal Revenue Code. The Fund has met these requirements in previous years and intends to meet them this year. Such distributions are taxable as ordinary income or capital gain to those shareholders who are liable for federal income tax. The Fund also intends to meet the calendar year distribution requirements imposed by the Internal Revenue Code to avoid the imposition of a 4% excise tax.
  Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisers in this regard. Shares of the Fund will be exempt from Pennsylvania personal property taxes.
  Dividends representing net investment income or short-term capital gains are taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, are taxable as long-term capital gain regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions will not be affected by

                                                                            - 20

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 21

whether they are paid in cash or in additional shares. A portion of these distributions may be eligible for the dividends-received deduction for corporations. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually.
  If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. The Fund's portfolio securities had an unrealized appreciation for tax purposes of $70,754,373 as of June 30, 1995.
  Prior to purchasing shares of the Fund, you should carefully consider the impact of dividends or realized securities profits distributions which have been declared but not paid. Any such dividends or realized securities profits distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of such shares by the amount of the dividends or realized securities profits distributions. All or a portion of such dividends or realized securities profits distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates. The purchase of shares just prior to the ex-dividend date has an adverse effect for income tax purposes.

INVESTMENT MANAGEMENT
AGREEMENT

  The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of the Fund's Board of Directors.
  The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. The aggregate assets of these funds on June 30, 1995 were approximately $9,916,645,000. Investment advisory services are also provided to institutional accounts with assets on June 30, 1995 of approximately $16,227,892,000.
  The Investment Management Agreement for the Fund is dated April 3, 1995 and was approved by shareholders on March 29, 1995.
  The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the directors of the Fund or by the Manager. The Agreement will terminate automatically in the event of its assignment.
  The compensation paid by the Fund for investment management services is equal to 1/16 of 1% per month (3/4 of 1% per year) of the Fund's average daily net assets, less all directors' fees paid to the unaffiliated directors of the Fund. This fee is higher than that paid by funds with comparable investment objectives. On June 30, 1995, the total net assets of the Fund were $379,545,139. Under the general supervision of the Board of Directors, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all directors, officers and employees who are affiliated with both the Manager and the Fund. Investment management fees paid by the Fund during the past three fiscal years were $1,249,159 for 1993, $2,006,549 for 1994 and $2,300,627 for 1995.
  Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, these include the Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders. The ratio of expenses to average daily net assets for the Class A Shares for the fiscal year ended June 30, 1995 was 1.36%, which reflects the impact of its 12b-1 Plan. The ratio of expenses to average daily net assets for the Institutional Class was 1.12% for the fiscal year ended June 30, 1995. The ratio of expenses to average daily net assets for the Class B Shares for the period September 6, 1994 (date of initial public offering) through June 30, 1995 was 2.12%, annualized.
  By California regulation, the Manager is required to waive certain fees and reimburse the Fund for certain expenses to the extent that the Fund's annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed specified percentages of net assets. At present, the most restrictive limit is 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1 1/2% of any additional average daily net assets. For the fiscal year ended June 30, 1995, no reimbursement was necessary or paid.

DISTRIBUTION AND SERVICE
  The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of Fund shares under a Distribution Agreement dated April 3, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of the Class A Shares and Class B Shares

                                                                            - 21

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 22

under their respective 12b-1 Plans. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of the Fund's shares. On that date, Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc.
  The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated June 29, 1988. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS

  The business and affairs of the Fund are managed under the direction of its Board of Directors.
  Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Group. On July 31, 1995, the Fund's officers and directors owned less than 1% of the outstanding shares of the Class A Shares and the Class B Shares and the approximately 1.49% of the outstanding shares of the Institutional Class.
  As of July 31, 1995, the Fund believes Merrill Lynch, Pierce Fenner & Smith, Mutual Fund Operations, P.O. Box 41621, Jacksonville, FL 32203 held of record 2,132,350 shares (9.54%) of the outstanding shares of the Class A Shares.
  As of July 31, 1995, the Fund believes Merrill Lynch, Pierce Fenner & Smith, Attn. Book Entry, 4800 Deer Lake Dr. East, 3rd Fl.,Jacksonville, FL 32246 held of record 33,274 shares (8.25%) of the outstanding shares of the Class B Shares.
  The Fund believes the following shareholders held 5% or more of the outstanding shares of the Institutional Class as of July 31, 1995: Woodstock, c/o Wood County Trust Company, 181 2nd Street South, P.O. Box 8000, Wisconsin Rapids, WI 54495--656,228 shares (16.63%); Iceberg & Co., by State Street Bank & Trust Co., P.O. Box 1992, Boston, MA 02105--450,096 shares (11.40%); Trustees for Harrah's Entertainment Savings and Retirement Plan, 1023 Cherry Road, Memphis, TN 38117--387,567 shares (9.82%); Bank of New York, Trst First Hospital Corp., Retirement Plan, Attn. Greg Tyrka, Master Trust/Custodian, 1 Wall Street, New York, NY 10005--359,107 shares (9.10%); Iceberg & Co., by State Street Bank & Trust Co., Trst Glaxo Inc. Retirement Plan, P.O. Box 1992, Boston, MA 02105--305,849 shares (7.75%); Delaware Management Co., Employee Profit Sharing Trust, 1818 Market Street, Philadelphia, PA 19103--289,749 shares (7.34%); Fidelity Management Trust Co., FBO Delta Family Care Savings Plan, Financial Operations, Stock Trading Location KW1C, 100 Magellan, 1st Floor, Covington, KY 41015-- 279,372 shares (7.08%); and Northern Trust, Trst PHH Corp., P.O. Box 92956, Chicago, IL 60690--207,720 shares (5.26%). Shares held by Delaware Management Co., Employee Profit Sharing Trust are known to be beneficially owned by others.

  DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd. and Delaware Investment Counselors, Inc. are direct or indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, a new Investment Management Agreement between the Fund and the Manager was executed following shareholder approval. As a result of the merger, DMH and the Manager became indirect, wholly-owned subsidiaries, of Lincoln National and both are now subject to the ultimate control of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

  Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

                                                                            - 22

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 23

*WAYNE A. STORK (58)

  Chairman, President, Chief Executive Officer, Director and/or Trustee of the
     Fund, and 15 other funds in the Delaware Group (which includes Delaware Pooled Turst, Inc.).


  Chairman and Director of Delaware Pooled Trust, Inc. and Delaware Investment
     Counselors, Inc.

  Chairman, Chief Executive Officer, Chief Investment Officer and Director of
     Delaware Management Company, Inc.
  Chairman, Chief Executive Officer and Director of Delaware Management
     Holdings, Inc., DMH Corp., Delaware International Advisers Ltd., Delaware International Holdings Ltd. and Founders Holdings, Inc.
  Director of Delaware Distributors, Inc. and Delaware Service Company, Inc. During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.


WINTHROP S. JESSUP (50)

  Executive Vice President of the Fund, 15 other funds in the Delaware Group
     (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.
  President and Chief Executive Officer of Delaware Pooled Trust, Inc. President and Director of Delaware Investment Counselors, Inc.
  Executive Vice President and Director of DMH Corp., Delaware Management
     Company, Inc., Delaware International Holdings Ltd. and Founders Holdings, Inc.
  Vice Chairman and Director of Delaware Distributors, Inc.
  Vice Chairman of Delaware Distributors, L.P.
  Director of Delaware Management Trust Company, Delaware Service Company, Inc.
     and Delaware International Advisers Ltd.
  During the past five years, Mr. Jessup has served in various executive capacities at different times within the Delaware organization.


RICHARD G. UNRUH, JR. (56)

  Executive Vice President of the Fund and each of the other 16 funds in the
     Delaware Group.
  Executive Vice President and Director of Delaware Management Company, Inc. Senior Vice President of Delaware Management Holdings, Inc.
  Director of Delaware International Advisers Ltd.
  During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

------------------

*Director affiliated with the investment manager of the Fund and considered an "interested person" as defined in the Investment Company Act of 1940.



WALTER P. BABICH (68)

  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  460 North Gulph Road, King of Prussia, PA 19406.
  Board Chairman, Citadel Constructors, Inc.
  From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

ANTHONY D. KNERR (56)
  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  500 Fifth Avenue, New York, NY 10110.
  Consultant, Anthony Knerr & Associates.
  From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
     Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

ANN R. LEVEN (54)
  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  785 Park Avenue, New York, NY 10021.
  Treasurer, National Gallery of Art.
  From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the
     Smithsonian Institution, Washington, DC, and from 1975 to 1994, she was Adjunct Professor of Columbia Business School.

W. THACHER LONGSTRETH (74)
  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  1617 John F. Kennedy Boulevard, Philadelphia, PA 19103.
  Vice Chairman, Packquisition Corp., a financial printing, commercial printing and information processing firm.
  Philadelphia City Councilman.
  President, MLW, Associates.
  Director, Tasty Baking Company.
  Director, Healthcare Services Group.

CHARLES E. PECK (69)
  Director and/or Trustee of the Fund and each of the other 16 funds in the
     Delaware Group.
  P.O. Box 1102, Columbia, MD 21044.
  Secretary, Enterprise Homes, Inc.
  From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The
     Ryland Group, Inc., Columbia, MD.

                                                                            - 23

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 24

DAVID K. DOWNES (55)
  Senior Vice President/Chief Administrative Officer/Chief Financial Officer of the Fund, each of the other 16 funds in the Delaware Group and Delaware Management Company, Inc.
  Chairman and Director of Delaware Management Trust Company.
  Senior Vice President/Chief Administrative Officer/Chief Financial
     Officer/Treasurer of Delaware Management Holdings, Inc.
  Senior Vice President/Chief Financial Officer/Treasurer and Director of DMH
     Corp.
  Senior Vice President/Chief Administrative Officer/Chief Financial Officer and
     Director of Delaware Service Company, Inc.
  Senior Vice President/Chief Administrative Officer and Director of Delaware
     Distributors, Inc.
  Senior Vice President/Chief Administrative Officer of Delaware Distributors,
     L.P.
  Chief Financial Officer and Director of Delaware International Holdings Ltd. Senior Vice President/Chief Financial Officer/Treasurer of Delaware Investment
     Counselors, Inc.
  Senior Vice President and Director of Founders Holdings, Inc.
  Director of Delaware International Advisers Ltd.
  Before joining the Delaware Group in 1992, Mr. Downes was Chief Administrative
     Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.

GEORGE M. CHAMBERLAIN, JR. (48)
  Senior Vice President and Secretary of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., Delaware Distributors, L.P. and Delaware Investment Counselors, Inc.
  Executive Vice President, Secretary and Director of Delaware Management Trust
     Company.
  Senior Vice President, Secretary and Director of DMH Corp., Delaware
     Management Company, Inc., Delaware Distributors, Inc. and Delaware Service Company, Inc.
  Corporate Vice President, Secretary and Director of Founders Holdings, Inc. Secretary and Director of Delaware International Holdings Ltd.
  Director of Delaware International Advisers Ltd.
  Attorney.
  During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

EDWARD N. ANTOIAN (39)
  Vice President/Senior Portfolio Manager of the Fund, of seven other equity funds in the Delaware Group and of Delaware Management Company, Inc. During the past five years, Mr. Antoian has served in such capacities within the Delaware organization.

JOSEPH H. HASTINGS (45)
  Vice President/Corporate Controller of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Investment Counselors, Inc. and Founders Holdings, Inc.
  Executive Vice President/Treasurer/Chief Financial Officer of Delaware
     Management Trust Company.
  Assistant Treasurer of Founders CBO Corporation.
  1818 Market Street, Philadelphia, PA 19103.
  Before joining the Delaware Group in 1992, Mr. Hastings was Chief Financial
     Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.

MICHAEL P. BISHOF (33)
  Vice President/Treasurer of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc. and Founders CBO Corporation.
  Prior to joining the Delaware Group in 1995, Mr. Bishof was a Vice President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

                                                                            - 24

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 25

  The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Group funds for the fiscal year ended June 30, 1995 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of June 30, 1995.

                                            PENSION OR
                                            RETIREMENT     ESTIMATED      TOTAL
                                             BENEFITS       ANNUAL     COMPENSATION
                              AGGREGATE       ACCRUED      BENEFITS    FROM ALL 17
                             COMPENSATION   AS PART OF       UPON        DELAWARE
            NAME              FROM FUND    FUND EXPENSES  RETIREMENT*  GROUP FUNDS
W. Thacher Longstreth         $ 1,874.54        None        $18,100     $47,187.96
Ann R. Leven                  $ 2,170.84        None        $18,100     $55,323.95
Walter P. Babich              $ 2,171.30        None        $18,100     $55,323.04
Anthony D. Knerr              $ 1,205.90        None        $18,100     $32,996.57
Charles E. Peck               $ 1,716.54        None        $18,100     $44,052.00

*Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of June 30, 1995, he or she would be entitled to annual payments totaling $18,100, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

EXCHANGE PRIVILEGE


  The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

  All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.
  An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.
  In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

TELEPHONE EXCHANGE PRIVILEGE
  Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.
  Shareholders or their investment dealers of record may contact the Transfer Agent at 800-523-1918 (in Philadelphia, 215-988-1241) or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052, to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for Retirement Plans.
  The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.
  As described in the Fund's Prospectuses, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.


RIGHT TO REFUSE TIMING ACCOUNTS


  With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new Timing Arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms.


                                                                            - 25

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 26


RESTRICTIONS ON TIMED EXCHANGES


  Timing Accounts operating under existing Timing Agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for Timed Exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account.


  Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.



                                     * * *


  Following is a summary of the investment objectives of the other Delaware Group funds:
  DELAWARE FUND seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. DEVON FUND seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.
  VALUE FUND seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.
  DELCAP FUND seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.
  DECATUR INCOME FUND seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. DECATUR TOTAL RETURN FUND seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.
  DELCHESTER FUND seeks as high a current income as possible by investing principally in corporate bonds, and also in U.S. Government securities and commercial paper.
  U.S. GOVERNMENT FUND seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
  LIMITED-TERM GOVERNMENT FUND seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and instruments secured by such securities. U.S. GOVERNMENT MONEY FUND seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.
  DELAWARE CASH RESERVE seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.
  TAX-FREE USA FUND seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. TAX-FREE INSURED FUND invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. TAX-FREE USA INTERMEDIATE FUND seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.
  TAX-FREE MONEY FUND seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.
  TAX-FREE PENNSYLVANIA FUND seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.
  INTERNATIONAL EQUITY FUND seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. GLOBAL BOND FUND seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed income securities that may also provide the potential for capital appreciation. GLOBAL ASSETS FUND seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth.
  DELAWARE GROUP PREMIUM FUND offers nine series available exclusively as funding vehicles for certain insurance company separate accounts. EQUITY/INCOME SERIES seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. HIGH YIELD SERIES seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. Government securities and commercial paper. CAPITAL RESERVES SERIES seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. MONEY MARKET SERIES seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. GROWTH SERIES seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. MULTIPLE STRATEGY SERIES seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. INTERNATIONAL EQUITY SERIES seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign

                                                                            - 26

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 27

issuers that provide the potential for capital appreciation and income. VALUE SERIES seeks capital appreciation by investing in small- to mid-cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. EMERGING GROWTH SERIES seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective.
  For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.
  Each of the summaries above is qualified in its entirety by the information contained in each Fund's prospectus(es).

GENERAL INFORMATION

  The Manager is the investment manager of the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, they may make investment decisions at the same time.
  Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.
  The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Fund. The Distributor and, in its capacity as such, DDI received net commissions from the Fund, after reallowances to dealers, as follows:

                    TOTAL
                    AMOUNT                         NET
                  OF UNDER-       AMOUNTS       COMMISSION
   FISCAL          WRITING       REALLOWED          TO
 YEAR ENDING      COMMISSION     TO DEALERS     DISTRIBUTOR
-------------     ----------     ----------     ----------
June 30, 1995     $1,202,397     $1,042,162      $160,235
June 30, 1994     3,019,096       2,618,113       400,983
June 30, 1993     2,621,552       2,403,272       218,280

  For the fiscal year ended June 30, 1995, the Distributor and, in its capacity as the Fund's national distributor, DDI received Limited CDSC payments in the amount of $11,335 with respect to the Class A Shares. There were no such payments for the fiscal years ended June 30, 1993 and 1994.
  For the period September 6, 1994 (date of initial public offering) through June 30, 1995, the Distributor and, in its capacity as the Fund's national distributor, DDI received CDSC payments in the amount of $3,720 with respect to the Class B Shares.
  Effective as of January 3, 1995, all such payments described above have been paid to Delaware Distributors, L.P.
  The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors.
  The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.
  Chemical Bank, 450 West 33rd Street, New York, NY 10001, is custodian of the Fund's securities and cash. As custodian for the Fund, Chemical Bank maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.
  The legality of the issuance of the shares offered hereby, pursuant to registration under the Investment Company Act Rule 24f-2, has been passed upon for the Fund by Messrs. Stradley, Ronon, Stevens & Young, Philadelphia, Pennsylvania.

                                                                            - 27

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 28

CAPITALIZATION
  The Fund has a present authorized capitalization of one hundred million shares of capital stock with a $.50 par value per share. The Fund offers three classes of shares, each representing a proportionate interest in the assets of the Fund, and each having the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Institutional Class may not vote on any matter affecting the Fund Classes' Distribution Plans under Rule 12b-1. Similarly, the shareholders of the Class A Shares may not vote on matters affecting the Fund's Plan under Rule 12b-1 relating to the Class B Shares, and the shareholders of the Class B Shares may not vote on matters affecting the Fund's Plan under Rule 12b-1 relating to the Class A Shares. However, the Class B Shares may vote on a proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to the Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of the Class A and Class B Shares will be allocated solely to those classes. The Board of Directors has allocated thirty-five million shares to the Trend Fund A Class, twenty-five million shares to the Trend Fund B Class and twenty-five million shares to the Trend Fund Institutional Class.
  Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.
  Prior to September 6, 1994, the Trend Fund A Class was known as the Trend Fund class and the Trend Fund Institutional Class was known as the Trend Fund (Institutional) class.

NONCUMULATIVE VOTING
  These shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.
  This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

                                                                            - 28

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 29

APPENDIX A--IRA INFORMATION

  The Tax Reform Act of 1986 restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who were not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.
  As illustrated in the following tables, maintaining an Individual Retirement Account remains a valuable opportunity.
  For many, an IRA will continue to offer both an up-front tax break with its tax deduction each year and the real benefit that comes with tax-deferred compounding. For others, losing the tax deduction will impact their taxable income status each year. Over the long term, however, being able to defer taxes on earnings still provides an impressive investment opportunity--a way to have money grow faster due to tax-deferred compounding.

                                                                            - 29

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 30

  Even if your IRA contribution is no longer deductible, the benefits of saving on a tax-deferred basis can be substantial. The following tables illustrate the benefits of tax-deferred versus taxable compounding. Each reflects a constant 10% rate of return, compounded annually, with the reinvestment of all proceeds. The tables do not take into account any sales charges or fees. Of course, earnings accumulated in your IRA will be subject to tax upon withdrawal. If you choose a mutual fund with a fluctuating net asset value, like the Fund, your bottom line at retirement could be lower--it could also be much higher.

   $2,000 INVESTED ANNUALLY ASSUMING A 10% ANNUALIZED RETURN

    15% Tax Bracket  Single -- $0-$22,750
                     Joint  -- $0-$38,000

                                                                              HOW MUCH YOU
       END OF            CUMULATIVE               HOW MUCH YOU             HAVE WITH FULL IRA
        YEAR          INVESTMENT AMOUNT         HAVE WITHOUT IRA                DEDUCTION
  ------------------------------------------------------------------------------------------------
          1                $ 2,000                  $   1,844                   $   2,200
  ------------------------------------------------------------------------------------------------
          5                 10,000                     10,929                      13,431
  ------------------------------------------------------------------------------------------------
         10                 20,000                     27,363                      35,062
  ------------------------------------------------------------------------------------------------
         15                 30,000                     52,074                      69,899
  ------------------------------------------------------------------------------------------------
         20                 40,000                     89,231                     126,005
  ------------------------------------------------------------------------------------------------
         25                 50,000                    145,103                     216,364
  ------------------------------------------------------------------------------------------------
         30                 60,000                    229,114                     361,887
  ------------------------------------------------------------------------------------------------
         35                 70,000                    355,438                     596,254
  ------------------------------------------------------------------------------------------------
         40                 80,000                    545,386                     973,704
  ------------------------------------------------------------------------------------------------

 [Without IRA--investment of $1,700 ($2,000 less 15%) earning 8.5% (10% less
15%)]

    28% Tax Bracket  Single -- $22,751-$55,100
                     Joint  -- $38,001-$91,850

                                        HOW MUCH YOU
      END OF          CUMULATIVE        HAVE WITHOUT          HOW MUCH YOU HAVE WITH FULL IRA
       YEAR        INVESTMENT AMOUNT         IRA            NO DEDUCTION            DEDUCTION
  --------------------------------------------------------------------------------------------------
         1              $ 2,000           $   1,544           $  1,584               $  2,200
  --------------------------------------------------------------------------------------------------
         5               10,000               8,913              9,670                 13,431
  --------------------------------------------------------------------------------------------------
        10               20,000              21,531             25,245                 35,062
  --------------------------------------------------------------------------------------------------
        15               30,000              39,394             50,328                 69,899
  --------------------------------------------------------------------------------------------------
        20               40,000              64,683             90,724                126,005
  --------------------------------------------------------------------------------------------------
        25               50,000             100,485            155,782                216,364
  --------------------------------------------------------------------------------------------------
        30               60,000             151,171            260,559                361,887
  --------------------------------------------------------------------------------------------------
        35               70,000             222,927            429,303                596,254
  --------------------------------------------------------------------------------------------------
        40               80,000             324,512            701,067                973,704
  --------------------------------------------------------------------------------------------------

 [Without IRA--investment of $1,440 ($2,000 less 28%) earning 7.2% (10% less
28%)]
 [With IRA--No Deduction--investment of $1,440 ($2,000 less 28%) earning 10%]

    31% Tax Bracket  Single -- $55,101-$115,000
                     Joint  -- $91,851-$140,000

                                        HOW MUCH YOU
      END OF          CUMULATIVE        HAVE WITHOUT          HOW MUCH YOU HAVE WITH FULL IRA
       YEAR        INVESTMENT AMOUNT         IRA            NO DEDUCTION            DEDUCTION
  --------------------------------------------------------------------------------------------------
         1              $ 2,000           $   1,475           $  1,518               $  2,200
  --------------------------------------------------------------------------------------------------
         5               10,000               8,467              9,268                 13,431
  --------------------------------------------------------------------------------------------------
        10               20,000              20,286             24,193                 35,062
  --------------------------------------------------------------------------------------------------
        15               30,000              36,787             48,231                 69,899
  --------------------------------------------------------------------------------------------------
        20               40,000              59,821             86,943                126,005
  --------------------------------------------------------------------------------------------------
        25               50,000              91,978            149,291                216,364
  --------------------------------------------------------------------------------------------------
        30               60,000             136,868            249,702                361,887
  --------------------------------------------------------------------------------------------------
        35               70,000             199,536            411,415                596,254
  --------------------------------------------------------------------------------------------------
        40               80,000             287,021            671,855                973,704
  --------------------------------------------------------------------------------------------------

 [Without IRA--investment of $1,380 ($2,000 less 31%) earning 6.9% (10% less
31%)]
 [With IRA--No Deduction--investment of $1,380 ($2,000 less 31%) earning 10%]

                                                                            - 30

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 31

    36% Tax Bracket*  Single -- $115,001-$250,000
                      Joint  -- $140,001-$250,000

                                        HOW MUCH YOU
      END OF          CUMULATIVE        HAVE WITHOUT          HOW MUCH YOU HAVE WITH FULL IRA
       YEAR        INVESTMENT AMOUNT         IRA            NO DEDUCTION            DEDUCTION
  --------------------------------------------------------------------------------------------------
         1              $ 2,000           $   1,362           $  1,408               $  2,200
  --------------------------------------------------------------------------------------------------
         5               10,000               7,739              8,596                 13,431
  --------------------------------------------------------------------------------------------------
        10               20,000              18,292             22,440                 35,062
  --------------------------------------------------------------------------------------------------
        15               30,000              32,683             44,736                 69,899
  --------------------------------------------------------------------------------------------------
        20               40,000              52,308             80,643                126,005
  --------------------------------------------------------------------------------------------------
        25               50,000              79,069            138,473                216,364
  --------------------------------------------------------------------------------------------------
        30               60,000             115,562            231,608                361,887
  --------------------------------------------------------------------------------------------------
        35               70,000             165,327            381,602                596,254
  --------------------------------------------------------------------------------------------------
        40               80,000             233,190            623,170                973,704
  --------------------------------------------------------------------------------------------------

 [Without IRA--investment of $1,280 ($2,000 less 36%) earning 6.4% (10% less
36%)]
 [With IRA--No Deduction--investment of $1,280 ($2,000 less 36%) earning 10%]

    39.6% Tax Bracket*  Single -- over $250,000
                        Joint  -- over $250,000

                                        HOW MUCH YOU
      END OF          CUMULATIVE        HAVE WITHOUT          HOW MUCH YOU HAVE WITH FULL IRA
       YEAR        INVESTMENT AMOUNT         IRA            NO DEDUCTION            DEDUCTION
  --------------------------------------------------------------------------------------------------
         1              $ 2,000           $   1,281           $  1,329               $  2,200
  --------------------------------------------------------------------------------------------------
         5               10,000               7,227              8,112                 13,431
  --------------------------------------------------------------------------------------------------
        10               20,000              16,916             21,178                 35,062
  --------------------------------------------------------------------------------------------------
        15               30,000              29,907             42,219                 69,899
  --------------------------------------------------------------------------------------------------
        20               40,000              47,324             76,107                126,005
  --------------------------------------------------------------------------------------------------
        25               50,000              70,677            130,684                216,364
  --------------------------------------------------------------------------------------------------
        30               60,000             101,986            218,580                361,887
  --------------------------------------------------------------------------------------------------
        35               70,000             143,965            360,137                596,254
  --------------------------------------------------------------------------------------------------
        40               80,000             200,249            588,117                973,704
  --------------------------------------------------------------------------------------------------

 [Without IRA--investment of $1,208 ($2,000 less 39.6%) earning 6.04% (10% less 39.6%)]
 [With IRA--No Deduction--investment of $1,208 ($2,000 less 39.6%) earning 10%]

                     $2,000 SINGLE INVESTMENT AT A RETURN OF 10% COMPOUNDED ANNUALLY
              TAXABLE--      TAXABLE--      TAXABLE--       TAXABLE--       TAXABLE--          TAX
    YEARS       39.6%*          36%*           31%             28%             15%          DEFERRED
  ------------------------------------------------------------------------------------------------------
      10       $  3,595       $  3,719       $  3,898       $   4,008       $   4,522       $   5,187
  ------------------------------------------------------------------------------------------------------
      15          4,820          5,072          5,441           5,675           6,799           8,354
  ------------------------------------------------------------------------------------------------------
      20          6,463          6,916          7,596           8,034          10,224          13,455
  ------------------------------------------------------------------------------------------------------
      30         11,618         12,861         14,803          16,102          23,117          34,899
  ------------------------------------------------------------------------------------------------------
      40         20,884         23,916         28,849          32,272          52,266          90,519
  ------------------------------------------------------------------------------------------------------

                     $2,000 INVESTED ANNUALLY AT A RETURN OF 10% COMPOUNDED ANNUALLY
              TAXABLE--      TAXABLE--      TAXABLE--       TAXABLE--       TAXABLE--          TAX
    YEARS       39.6%*          36%*           31%             28%             15%          DEFERRED
  ------------------------------------------------------------------------------------------------------
      10       $ 28,006       $ 28,581       $ 29,400       $  29,904       $  32,192       $  35,062
  ------------------------------------------------------------------------------------------------------
      15         49,514         51,067         53,314          54,714          61,264          69,899
  ------------------------------------------------------------------------------------------------------
      20         78,351         81,731         86,697          89,838         104,978         126,005
  ------------------------------------------------------------------------------------------------------
      30        168,852        180,566        198,360         209,960         269,546         361,887
  ------------------------------------------------------------------------------------------------------
      40        331,537        364,360        415,973         450,711         641,631         973,704
  ------------------------------------------------------------------------------------------------------

*For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

                                                                            - 31

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 32

THE VALUE OF STARTING YOUR IRA EARLY

  The following illustrates how much more you would have contributing $2,000 each January--the earliest opportunity-- compared to contributing on April 15th of the following year--the latest, for each tax year.

 After 5 years    $3,528 more
      10 years    $6,113
      20 years    $17,228
      30 years    $47,295

  Compounded returns for the longest period of time is the key. The above illustration assumes a 10% rate of return and the reinvestment of all proceeds.
  And it pays to shop around. If you get just 2% more per year, it can make a big difference when you retire. A constant 8% versus 10% return, both compounded annually, illustrates the point. This chart is based on a yearly investment of $2,000 on January 1. After 30 years the difference can mean as much as 50% more!

FIXED RATE COMPARISON CHART BASED ON YEARLY INVESTMENT $2,000 ON JANUARY 1

                  8% Return                10% Return
10 Years           $ 31,291                 $ 35,062
20 Years             98,846                  126,005
30 Years            244,692                  361,887

                                   [GRAPH]


  The statistical exhibits above are for illustration purposes only and do not reflect the actual performance for the Fund either in the past or in the future.

                                                                            - 32

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 33

APPENDIX B

TREND FUND PERFORMANCE OVERVIEW
  The following table illustrates the total return on one share invested in the Trend Fund A Class during the 10-year period ended June 30, 1995.(1) The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

TREND FUND A CLASS

                                                             CUMULA-
                                                             TIVE NET           PERCENTAGE CHANGES DURING YEAR
                                                              ASSET     ---------------------------------------------
        MAXIMUM                                              VALUE AT                   TREND FUND
        OFFERING     NET ASSET           DISTRIBUTIONS       YEAR-END   -------------------------------------------
         PRICE         VALUE         ---------------------   WITH ALL     MAXIMUM OFFERING
YEAR      AT      ----------------    FROM        FROM       DISTRIBU-         PRICE             NET ASSET VALUE
ENDED   BEGIN-    BEGIN-             INVEST-    REALIZED      TIONS      TO NET ASSET VALUE     TO NET ASSET VALUE
JUNE    NING OF   NING OF   END OF    MENT      SECURI-       REIN-     ---------------------------------------------
 30      YEAR(2)   YEAR      YEAR    INCOME   TIES PROFITS    VESTED    ANNUAL   CUMULATIVE(3) ANNUAL   CUMULATIVE(4)
-----   -------   -------   ------   ------      ------      --------   ------   -----------   ------   -----------
1986    $ 6.82    $  6.43   $ 8.91   $0.128          --       $ 9.09     33.2%       33.2%      41.4%       41.4%
1987      9.45       8.91     9.12       --          --         9.30     -3.5        36.4        2.4        44.7
1988      9.68       9.12     8.13       --          --         8.29    -16.0        21.6      -10.9        29.0
1989      8.63       8.13    10.87       --      $0.320        11.55     31.3        69.3       39.3        79.6
1990     11.53      10.87     9.97    0.050       2.220        13.21      7.7        93.6       14.3       105.4
1991     10.58       9.97     8.92    0.050       0.520        12.57    -10.3        84.2       -4.8        95.5
1992      9.46       8.92    11.38       --       0.160        16.25     21.9       138.2       29.3       152.8
1993     12.07      11.38    13.98       --       1.150        21.98     27.5       222.2       35.2       241.8
1994     14.83      13.98    12.21       --       1.940        22.11     -5.2       224.1        0.6       243.9
1995     12.95      12.21    14.21       --       0.790        27.50     17.3       303.3       24.4       327.8
                                     ------       -----
      Total Distributions            $0.228      $7.100

                             PERCENTAGE CHANGES DURING YEAR
         -------------------------------------------------------------------
YEAR           STANDARD &             DOW JONES             CONSUMER
ENDED         POOR'S 500(5)         INDUSTRIAL(5)        PRICE INDEX(5)
JUNE      ------------------------------------------------------------------
 30       ANNUAL    CUMULATIVE   ANNUAL    CUMULATIVE  ANNUAL    CUMULATIVE
-----     ------   -----------   ------   -----------   ------   -----------
1986       35.9%       35.9%      47.8%       47.8%       1.7%        1.7%
1987       25.2        70.0       32.2        95.4        3.7         5.5
1988       -6.9        58.3       -8.3        79.2        3.9         9.7
1989       20.5        90.7       18.7       112.7        5.2        15.4
1990       16.5       122.1       22.7       161.0        4.7        20.7
1991        7.4       138.4        4.6       173.1        4.7        26.4
1992       13.4       170.4       17.7       221.4        3.1        30.3
1993       13.6       207.2        9.2       251.0        3.0        34.2
1994        1.4       211.5        5.9       271.9        2.5        37.6
1995       26.1       292.7       29.2       380.5        3.0        41.7

------------------
(1) All figures prior to May 9, 1986 are adjusted for a 2-for-1 stock split paid on that date. The Trend Fund A Class began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.
(2) Reflects a maximum sales charge of 5.75% of total investment. There are reduced sales charges for investments of $100,000 or more.
(3) Reflects an offering price of $6.82 on June 30, 1985.
(4) Reflects a net asset value of $6.43 on June 30, 1985.
(5) Source: Lipper Analytical.

  This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Fund today.
  The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes aggressive growth common stocks, which differ from those in the indices.
  The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

                                                                            - 33

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 34

TREND FUND PERFORMANCE OVERVIEW

  The following table illustrates the total return on one share invested in the Trend Fund B Class during the period September 6, 1994 (date of initial public offering) through June 30, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

TREND FUND B CLASS


                                                              CUMULA-
                                                              TIVE NET
                                                               ASSET             PERCENTAGE CHANGES DURING YEAR
         MAXIMUM                                              VALUE AT   ---------------------------------------------
         OFFERING     NET ASSET           DISTRIBUTIONS       YEAR-END                   TREND FUND
          PRICE         VALUE         ---------------------   WITH ALL   -------------------------------------------
PERIOD     AT      ----------------    FROM        FROM       DISTRIBU-   RETURNS INCLUDING      RETURNS EXCLUDING
ENDED    BEGIN-    BEGIN-             INVEST-    REALIZED      TIONS            CDSC(1)                CDSC(1)
 JUNE    NING OF   NING OF   END OF    MENT      SECURI-       REIN-     ---------------------------------------------
  30      YEAR      YEAR      YEAR    INCOME   TIES PROFITS    VESTED    ANNUAL   CUMULATIVE(2) ANNUAL   CUMULATIVE(2)
------   -------   -------   ------   ------      ------      --------   ------   -----------   ------   -----------
 1995    $12.11    $ 12.11   $14.13       --          --       $14.13     12.7%       12.7%      16.7 %      16.7%
                                      ------       -----
       Total Distributions            $0.000      $0.000

                          PERCENTAGE CHANGES DURING YEAR
         --------------------------------------------------------------------
PERIOD        STANDARD &            DOW JONES               CONSUMER
ENDED        POOR'S 500(3)        INDUSTRIAL(3)          PRICE INDEX(3)
 JUNE     -------------------------------------------------------------------
  30       ANNUAL    CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL    CUMULATIVE
-------    ------   -----------   ------   -----------   ------   -----------
 1995       18.3%       18.3%      19.9%       19.9%       2.4 %       2.4%

------------------

(1) The return provided below is on an aggregate basis. Total return for this short of a time period may not be representative of longer-term results.
(2) Reflects a net asset value of $12.11 on September 2, 1994.
(3) Source: Lipper Analytical.

  The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes aggressive growth common stocks, which differ from those in the indices.

  The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

                                                                            - 34

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 35

TREND FUND PERFORMANCE OVERVIEW

  The following table illustrates the total return on one share invested in the Trend Fund Institutional Class(1) during the 10-year period ended June 30, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

TREND FUND INSTITUTIONAL CLASS



                                                             CUMULA-
                                                             TIVE NET
                                                              ASSET            PERCENTAGE CHANGES DURING YEAR
        MAXIMUM                                              VALUE AT   --------------------------------------------
        OFFERING     NET ASSET           DISTRIBUTIONS       YEAR-END        TREND FUND
         PRICE         VALUE         ---------------------   WITH ALL   --------------------
YEAR      AT      ----------------    FROM        FROM       DISTRIBU-    NET ASSET VALUE           STANDARD &
ENDED   BEGIN-    BEGIN-             INVEST-    REALIZED      TIONS      TO NET ASSET VALUE        POOR'S 500(3)
JUNE    NING OF   NING OF   END OF    MENT      SECURI-       REIN-     --------------------------------------------
 30      YEAR(2)   YEAR      YEAR    INCOME   TIES PROFITS    VESTED    ANNUAL   CUMULATIVE(1) ANNUAL   CUMULATIVE
-----   -------   -------   ------   ------      ------      --------   ------   -----------   ------   -----------
1986    $ 6.43    $  6.43   $8.91    $0.128          --       $ 9.09     41.4 %      41.4%      35.9 %      35.9%
1987      8.91       8.91    9.12        --          --         9.30      2.4        44.7       25.2        70.0
1988      9.12       9.12    8.13        --          --         8.29    -10.9        29.0       -6.9        58.3
1989      8.13       8.13   10.87        --      $0.320        11.55     39.3        79.6       20.5        90.7
1990     10.87      10.87    9.97     0.050       2.220        13.21     -4.3       105.4       16.5       122.1
1991      9.97       9.97    8.92     0.050       0.520        12.57     14.8        95.5        7.4       138.4
1992      8.92       8.92   11.38        --       0.160        16.25     29.3       152.8       13.4       170.4
1993     11.38      11.38   13.99        --       1.150        21.98     35.3       242.1       13.6       207.2
1994     13.99      13.99   12.25        --       1.940        22.11      0.8       244.9        1.4       211.5
1995     12.25      12.25   14.30        --       0.790        27.50     24.7       330.3       26.1       292.7
                                     ------       -----
      Total Distributions            $0.228      $7.100

                    PERCENTAGE CHANGES DURING YEAR
             --------------------------------------------
YEAR             DOW JONES                CONSUMER
ENDED           INDUSTRIAL(3)          PRICE INDEX(3)
JUNE         -------------------------------------------
 30          ANNUAL    CUMULATIVE    ANNUAL   CUMULATIVE
             ------   -----------   ------   -----------
1986          47.8%       47.8%       1.7 %       1.7%
1987          32.2        95.4        3.7         5.5
1988          -8.3        79.2        3.9         9.7
1989          18.7       112.7        5.2        15.4
1990          22.7       161.0        4.7        20.7
1991           4.6       173.1        4.7        26.4
1992          17.7       221.4        3.1        30.3
1993           9.2       251.0        3.0        34.2
1994           5.9       271.9        2.5        37.6
1995          29.2       380.5        3.0        41.7


------------------

(1) Performance for Trend Fund Institutional Class for periods prior to November 23, 1992 (date of initial public offering) is calculated by taking the performance of the Trend Fund A Class and adjusting it to reflect the elimination of all sales charges.
(2) Reflects a net asset value of $6.43 on June 30, 1985.
(3) Source: Lipper Analytical.

  This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Fund today.

  The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes aggressive growth common stocks, which differ from those in the indices.

  The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

                                                                            - 35

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 36

APPENDIX C

THE COMPANY LIFE CYCLE
  Traditional business theory contends that a typical company progresses through basically four stages of development, keyed closely to a firm's sales.
  1. EMERGING GROWTH--a period of experimentation in which the company builds awareness of a new product or firm.
  2. ACCELERATED DEVELOPMENT--a period of rapid growth with potentially high profitability and acceptance of the product.
  3. MATURING PHASE--a period of diminished real growth due to dependence on replacement or sustained product demand.
  4. CYCLICAL STAGE--a period in which a company faces a potential saturation of demand for its product. At this point, a firm either diversifies or becomes obsolete.

Hypothetical Corporate Life Cycle Chart shows in a line illustration, the stages that a typical company would go through, beginning with the emerging state where sales growth continues at a steep pace to the mature phase where growth levels off to the cyclical stage where sales show more definitive highs and lows.

                                      [GRAPH]

  The above chart illustrates the path traditionally followed by companies that successfully survive the growth sequence.

                                                                            - 36

DELAWARE GROUP TREND FUND, INC.-PART B--PAGE 37

FINANCIAL STATEMENTS

  Ernst & Young LLP serves as the independent auditors for the Fund and, in its capacity as such, audits the financial statements contained in the Fund's Annual Report. The Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended June 30, 1995 are included in the Fund's Annual Report to shareholders. The financial statements, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

                                                                            - 37

      The Delaware Group includes funds
    with a wide range of investment objectives.
    Stock funds, income funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals.
    For more information, shareholders
    of the Fund Classes should contact
    their financial adviser or call
    Delaware Group at 800-523-4640,
    in Philadelphia call 215-988-1333
    and shareholders of the Institutional Class should contact Delaware Group at 800-828-5052.

    INVESTMENT MANAGER
    Delaware Management Company, Inc.
    One Commerce Square
    Philadelphia, PA 19103

    NATIONAL DISTRIBUTOR
    Delaware Distributors, L.P.
    1818 Market Street
    Philadelphia, PA 19103

    SHAREHOLDER SERVICING,
    DIVIDEND DISBURSING
    AND TRANSFER AGENT
    Delaware Service Company, Inc.
    1818 Market Street
    Philadelphia, PA 19103

    LEGAL COUNSEL
    Stradley, Ronon, Stevens & Young
    One Commerce Square
    Philadelphia, PA 19103

    INDEPENDENT AUDITORS
    Ernst & Young LLP
    Two Commerce Square
    Philadelphia, PA 19103

    CUSTODIAN
    Chemical Bank
    450 West 33rd Street
    New York, NY 10001


    AI-003/AI-064/AI-043 [--] BP1095


------------------------------------------------------
 TREND FUND
------------------------------------------------------
 A CLASS
------------------------------------------------------
 B CLASS
------------------------------------------------------
 INSTITUTIONAL CLASS
------------------------------------------------------
 CLASSES OF DELAWARE GROUP
------------------------------------------------------
 TREND FUND, INC.
------------------------------------------------------

 PART B
 STATEMENT OF
 ADDITIONAL INFORMATION
------------------------------------------------------
 OCTOBER 31, 1995
                                                                     DELAWARE
                                                                     GROUP
                                                                     --------